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                                                                  Exhibit 10.405

                                                        BED, BATH & BEYOND PLAZA


                              AGREEMENT TO PURCHASE


                             IPSC ASSOCIATES, L.L.C.


                                       AND


                      INLAND REAL ESTATE ACQUISITIONS, INC.

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                                TABLE OF CONTENTS
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PAGE
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
ARTICLE I.........................................................DEFINITIONS  1
     1.1..........................................................Definitions  1
ARTICLE II..................................................PURCHASE AND SALE  5
     2.1....................................................Purchase and Sale  5
ARTICLE III....................................................PURCHASE PRICE  5
     3.1.......................................................Purchase Price  5
ARTICLE IV....................................................CLOSING MATTERS  6
     4.1...............................................................Survey  6
     4.2................................................................Title  7
     4.3..................Possession, Prorations and Expenses, and New Leases  7
     4.4..............................................................Closing 10
ARTICLE V..........................................................INSPECTION 12
     5.1...........................................................Inspection 12
     5.2..........................................................Termination 13
ARTICLE VI................................DESTRUCTION, DAMAGE OR CONDEMNATION 14
     6.1................................................Destruction or Damage 14
     6.2.........................................................Condemnation 15
     6.3.....................................Casualty and Rent Loss Insurance 15
ARTICLE VII............................COVENANTS, REPRESENTATIONS, WARRANTIES 15
     7.1..................................................Covenants of Seller 15
     7.2.............................Representations and Warranties of Seller 17
     7.3 .........................Representations and Warranties of Purchaser 18
     7.4...........................................................Deliveries 19
     7.5.........................................................Construction 20
     7.6............................................................Indemnity 21
ARTICLE VIII....................DEFAULT, CONDITIONS PRECEDENT AND TERMINATION 22
     8.1..........Conditions to Purchaser's Obligations and Default by Seller 22
     8.2..........Conditions to Seller's Obligations and Default by Purchaser 24
ARTICLE IX............................................................NOTICES 24
     9.1..............................................................Notices 24
ARTICLE X................................................ADDITIONAL COVENANTS 26
     10.1............................Entire Agreement. Amendments and Waivers 26
     10.2..................................................Further Assurances 26
     10.3................................................Survival and Benefit 26
     10.4..............................Assignment; No Third Party Beneficiary 26
     10.5...........................................................Brokerage 26
     10.6......................................................Interpretation 27
     10.7......................................................Effective Date 28
ARTICLE XI.........................................LEASING DEPOSIT; TI ESCROW 28
     11.1.....................................................Leasing Deposit 28
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
     11.2................................Disbursements of the Leasing Deposit 28
     11.3...........................................................TI Escrow 29
     11.4.........................................................Shop Leases 29
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EXHIBITS

A -  Description of Real Property
B -  Form of Escrow Agreement
C -  Assignment and Assumption of Ground Lease
D - 1 - Schedule of Plans
D - 2 -List of Guaranties and Warranties
D - 3 -Construction Schedule
D - 4 - List of Service Contracts
E -  Form of Estoppel Certificate
E - 1 -Form of SNDA
E - 2 REA Estoppel
E - 3 Ground Lease Estoppel
F -  Anchor Leases and Anchor Tenant Spaces
G -  Project Pro Forma
H -  Copy of Rent Roll
I -  General Contractor Reliance Letter
J - Leasing Status Schedule
K-- Initial Due Diligence Checklist
L--  Final Due Diligence Checklist
M -  Audit Letter

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                              AGREEMENT TO PURCHASE

     This AGREEMENT ("AGREEMENT") is made as of the 24TH day of MARCH, 2004, by and between IPSC ASSOCIATES, L.L.C., a Florida limited liability company ("SELLER"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, its successors and/or assigns ("PURCHASER").

                                    RECITALS

     A. Seller is the Lessee pursuant to the Ground Lease (as hereinafter defined) of that certain land ("LAND") described on EXHIBIT "A" attached hereto comprising approximately 10 acres of land, located at the southeast corner of the intersection of Northwest 107th Avenue and Northwest 19th Street, Miami, Florida. Seller intends to construct certain shopping center improvements ("IMPROVEMENTS") on the Land of approximately 97,458 square feet pursuant to the Plans (as hereinafter defined) and the Leases (as hereinafter defined) to be known as the Bed, Bath & Beyond Plaza.

     B. Seller desires to sell and Purchaser desires to purchase the Property (as hereinafter defined) upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     1.1 DEFINITIONS. When used herein, the following terms shall have the respective meanings set forth opposite each such term:

Agreement:            This Agreement to Purchase including the Exhibits attached hereto which are by this reference incorporated herein and made a part hereof.

Anchor Leases:        The Leases listed on Exhibit "F" attached hereto.

Anchor Tenants:       Bed, Bath & Beyond; Office Depot; Pier I Imports;
                      Fuddruckers; Starbucks; Sprint; Party City; CargoKids;
                      Sally Beauty

Anchor Tenant
Premises:             The addresses of Anchor Tenants set forth on Exhibit "F"
                      attached hereto.

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Assignment and
Assumption of
Ground Lease:         That certain Assignment and Assumption of Ground Lease in
                      the form of EXHIBIT "C" attached hereto to be executed and delivered to Purchaser at Closing, assigning Seller's rights and interest in, to, and under the Ground Lease.

Base Rent Divisor:    0.10174

Closing:              The consummation of this Agreement.

Closing Date:         September 1, 2004 so long as both of the following have
                      occurred: (i) the Occupancy Condition has been satisfied;
                      and (ii) the Improvements have been completed in accordance with Section 7.5 hereof and the remaining obligations of the Seller under Section 7.5 have been satisfied unless extended in accordance with the provisions of Section 8.1(a).

Deposit: The sum of $500,000.00. The Deposit shall be held and applied by Escrowee as provided in EXHIBIT "B" attached hereto.

Effective Date:       The date upon which the last of Seller and Purchaser have
                      executed and delivered this Agreement.

Escrowee:             First American Title Insurance Company in Chicago.

Ground Lease:         That certain ground lease dated January 31, 2002 by and
                      between Seller, as lessee thereunder, and INTERNATIONAL
                      PLAZA ASSOCIATES, III, LTD., as lessor thereunder, whereby
                      Seller leases the Land

Hazardous
Substances:           Toxic or hazardous material or waste regulated by any
                      Legal Requirement, including, but not limited to, asbestos, polychlorinated biphenyls and petroleum products.

Leases: The Anchor Leases, the Shop Leases, any lease shown on the Rent Roll not included in the foregoing, and those leases executed hereafter in accordance with Section 11.4 and which are in existence as of the Closing Date.

Lease-Up Event:       Shall have the meaning set forth in Section 11.2 of this
                      Agreement.

Leasing Deposit:      Shall have the meaning set forth in Section 11.1 of this
                      Agreement.

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Leasing Guidelines:   The guidelines set forth on Exhibit "M" attached hereto
                      shall govern all Leases that are entered into by Seller for the Property after the Effective Date of the Agreement in accordance with the provisions of this Agreement.

Legal Requirements:   All laws, statutes, codes, acts, ordinances, judgments,
                      decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and governmental authorities having jurisdiction over the Real Property and the operation of the Improvements.

Occupancy
Condition:            That (i) the tenant under the applicable Lease has taken
                      occupancy of the premises demised under such Lease, has accepted the improvements being constructed by the landlord under such Lease, has opened for business and has commenced paying rent under such Lease, all of which shall be evidenced in an estoppel certificate in the form required under such Lease (or if no form is required, then in the form set forth in EXHIBIT "E" attached hereto) and
                      (ii) the Improvements (including interior tenant improvements) under the applicable Lease have been completed in accordance with the terms of such Lease, except for any mechanical adjustments or minor details of construction or decoration or other items commonly recognized in the construction industry as "punch list" items, and a certificate of occupancy has been issued for each such tenant improvements.

Outside Date:         Shall have the meaning set forth in Section 8.1 of this
                      Agreement.

Permitted Title
Exceptions:           The Leases, Ground Lease, and exceptions to title which
                      Purchaser shall approve in writing or be deemed to have approved pursuant to the terms of this Agreement.

Personal Property:    Those items of personalty, if any, which are owned by
                      Seller and located at the Property and which will be conveyed to Purchaser at Closing by a Bill of Sale (the
                      "BILL OF SALE") containing no warranties, whether express or implied, except a warranty of title free of any lien or encumbrance.

Plans: The plans and specifications for the construction of the Improvements being performed by Seller as set forth on EXHIBIT "D-1" attached hereto.

Pre Closing
Deliveries:           Shall have the meaning set forth in Section 7.4.

Project Pro Forma:    The budget for the operation (projected income/expenses)
                      of the Improvements attached hereto as EXHIBIT "G", which has been approved by Purchaser.

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Property:             The Real Property, Personal Property, Service Contracts,
                      Warranties, and the Leases.

Proration Date:       Shall have the meaning set forth in Section 4.3 of this
                      Agreement.

Purchase Price:       The consideration payable by Purchaser to Seller for the
                      Property, as provided in Article III.

Real Property:        Collectively, the Land and Improvements.

Rent Roll:            The list of Leases in existence as of the date of said
                      list, which list as of the date hereof is attached hereto as EXHIBIT "H" and contains the monthly rental charges, leased area, term and options, if any, with respect to such leases, and the pro Forma monthly rental charges with respect to the Vacant Space.

Service Contracts:    Those contracts, agreements and leases of equipment
                      relating to the servicing, operation, management and maintenance of the Property which are listed on EXHIBIT
                      "D-4" attached hereto.

Shop Leases:          The leases for Shop Space (other than the portion of the
                      Improvements subject to the Anchor Tenant Leases) with tenants that are not affiliated with Seller, each of which tenant shall be subject to the approval of Purchaser if such Shop Lease is not an existing Shop Lease, which approval shall not be unreasonably withheld, provided the Lease complies with the criteria set forth on the Leasing
                      Guidelines.

Shop Space:           Those portions of the Improvements that are subject to a
                      Shop Lease, consisting of approximately 14,759 square feet in the aggregate.

TI Escrow:            Shall have the meaning set forth in Section 11.3 of this
                      Agreement.

Title Commitment:     A commitment for a Leasehold Title Insurance Policy for
                      the Real Property issued by the Title Insurer in the full amount of the Purchase Price, covering title to the Real
                      Property, dated on or after the date hereof, showing
                      Seller as lessee of the Real Property, subject only to the Permitted Title Exceptions.

Title Insurer:        First American Title Insurance Company.

Unpermitted Title
Exceptions:           Shall have the meaning set forth in Section 4.2 of this
                      Agreement.

Updated Survey:       An update of the boundary survey delivered by Seller
                      pursuant to Section 7.4 hereof, and certified to Purchaser and/or its assignee, meeting the Minimum Standard Detail
                      Requirements for ALTA/ACSM Land Title Surveys jointly

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                      adopted by ALTA, ACSM and NSPS in 1999 including all Table
                      A optional survey responsibilities and specifications, and acceptable to Purchaser and Title Insurer, dated not more than thirty (30) days prior to the date of delivery, which shall set forth, among other things, the following: (i) the legal description of the applicable portion of the Property; (ii) the location of all Improvements, including parking areas and number of spaces, curb cuts and the means of ingress and egress from public roads and highways; (iii) the location of all utilities servicing the applicable portion of the Property, including sewer, water, gas, electric, telephone and any other utilities serving the applicable portion of the Property to the point of connection with the public system; (iv) the location of all easements affecting the applicable portion of the Property or benefiting the applicable portion of the Property, and any building and/or set-back lines; and
                      (v) any encroachments of the Improvements onto adjacent property or onto easements within the applicable portion of the Property, and any encroachments of improvements on adjacent property onto the applicable portion of the Property.

Vacant Space:         Shop Space that is either: (i) not subject to a Lease; or
                      (ii) subject to a Lease but for premises as to which the Occupancy Condition has not yet been satisfied.

Warranties:           Those guarantees and warranties described on EXHIBIT "D-2"
                      attached hereto.

                                   ARTICLE II.

                                PURCHASE AND SALE

     2.1 PURCHASE AND SALE. Subject to the conditions and on the terms contained in this Agreement, Purchaser agrees to purchase and acquire from Seller, and Seller agrees to sell and transfer to Purchaser, the Real Property by the Assignment and Assumption of Ground Lease, the Leases, Contracts and Warranties by assignment, and the Personal Property by the Bill of Sale.

                                  ARTICLE III.

                                 PURCHASE PRICE

     3.1  PURCHASE PRICE.

          (a) The purchase price shall be TWENTY MILLION THREE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($20,350,000.00). Without agreeing thereto or considering the appropriateness thereof or being bound thereby, Purchaser acknowledges Seller intends to allocate a value of Twelve Million Three Hundred Fifty Thousand Dollars ($12,350,000.00) to the Improvements, and a value of Eight Million Dollars ($8,000,000.00) to the leasehold estate created

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by the Ground Lease. Purchaser agrees to pay to Seller, and Seller agrees to accept payment of, the Purchase Price as follows:

               (i) On the Closing Date, Purchaser shall pay to Seller the entire Purchase Price, plus or minus adjustments and prorations as hereinafter provided, by bank wire transfer of collected federal funds.

               (ii) The Deposit shall, following such payment of the Purchase Price, be refunded to Purchaser.

          (b) If the Minimum Rent, collected for the month in which the Closing occurs, for any Vacant Space is less than the pro forma minimum rent for such Vacant Space as shown on the Rent Roll attached hereto as Exhibit H, then the Purchase Price shall be reduced by the amount determined by dividing the difference in annual minimum rent by the Base Rent Divisor; provided, however, this provision shall not apply for any rent for a Vacant Space that has been escrowed in accordance with Section 11.1.

                                   ARTICLE IV.

                                 CLOSING MATTERS

     4.1 SURVEY. Following completion of construction of the Improvements, but no later than forty-five (45) days prior to the Closing Date, Seller shall deliver to Purchaser, at Seller's cost and expense, the Updated Survey. If the Updated Survey shows any encroachments on to the Property by improvements located outside its boundaries or encroachments by buildings or monument signs principally located on the Property over setback lines, or over easements or over or onto the property of others or onto any public right-of-way adjacent to the Property, or if it is apparent that the Property violates existing title covenants and/or applicable zoning laws or ordinances, or the Updated Survey shows any other matter which is not shown on the existing Survey that would have a material adverse effect on the Property, Purchaser shall, within ten (10) days after receipt of the Updated Survey, notify Seller in writing to that effect specifying the defects. Seller shall have until thirty (30) days from receipt of Purchaser's notice specifying the defects in which to cure such defects. If after said period Seller shall not have cured the defects, or if Seller shall not have progressed to a point where the defects are certain to be remedied at or prior to Closing, Purchaser shall have the option of (i) accepting the condition of the Property as disclosed in the Updated Survey in an "as is" condition and close without a reduction in the Purchase Price, or (ii) demanding a refund of the Deposit which Escrowee shall forthwith return to Purchaser and thereupon Purchaser and Seller shall each be released from all further liabilities and obligations to each other respecting all matters arising from this Agreement. Purchaser's option of demanding a refund of the Deposit must be exercised within ten (10) days after the expiration of Seller's thirty (30) day period to cure survey defects, otherwise Purchaser shall be deemed to have waived its uncured objections to defects revealed by the Updated Survey and agreed to purchase the Property subject to such uncured defects.

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     4.2  TITLE.

          (a) No later than thirty (30) days following the Effective Date, Seller shall deliver the Title Commitment to Purchaser together with legible and complete copies of all documents of record. If the Title Commitment discloses exceptions to title which are not acceptable to Purchaser ("Unpermitted Title Exceptions"), then, within ten (10) days from Purchaser's receipt of the Title Commitment or update thereto, Purchaser must so notify Seller. If Purchaser fails to so notify Seller within said ten (10) day period, the Title Commitment will be conclusively deemed to be approved by Purchaser. If, within said ten
(10) day period, Purchaser shall notify Seller of any Unpermitted Title Exceptions (which notification must specify the Unpermitted Title Exceptions), Seller shall have thirty (30) days from the date of Purchaser's notice to have such exceptions removed from the Title Commitment and provide evidence thereof to Purchaser, and if Seller fails to have such exceptions removed, or insured over in a manner satisfactory to Purchaser, Purchaser may elect, within ten (10) days after the expiration of Seller's thirty (30) day cure period to (i) terminate this Agreement without liability on the part of any party thereafter (in which event the Deposit shall be promptly returned to Purchaser), or (ii) accept title subject to such Unpermitted Title Exceptions without any diminution of the Purchase Price. Purchaser's failure to make any election within said ten
(10) day period shall be conclusively deemed to mean that Purchaser has elected the option contained in subsection (i) of this Section 4.2. On the Closing Date, at the expense of Seller as set forth in Section 4.3(d) hereof, Seller shall cause the Title Insurer to issue a leasehold title insurance policy or prepaid commitment therefor pursuant to and in accordance with the Title Commitment insuring a leasehold interest in the Real Property in Purchaser or its designee as of the Closing Date, subject only to the Permitted Title Exceptions and such other exceptions as Purchaser may approve (or which may be deemed to have been approved). Such leasehold title insurance policy or prepaid commitment shall contain a contiguity endorsement, survey endorsement, and such other endorsements as may be available under applicable law and requested by Purchaser, including extended coverage and waiving off of new construction. If Purchaser shall make objection to the Title Commitment (as described in this Section 4.2) and the Closing Date was to occur prior to the time each party was able to exercise its rights under Section 4.1. and/or 4.2, then the Closing Date will be extended to a date which is five (5) days subsequent to the latest date for notice, objection and remedy permitted by Section 4.1 and 4.2.

          (b)  Notwithstanding anything to the contrary contained in this
Section 4.2 or elsewhere in this Agreement, Seller shall not be obligated to bring any action or proceeding or otherwise to pay or incur any substantial expense in order to eliminate any Unpermitted Title Exceptions except that Seller on or before the Closing Date shall satisfy mortgages and mechanic's liens against Seller secured by Property or other liens created by Seller which may be satisfied by the payment of liquidated amounts.

     4.3  POSSESSION, PRORATIONS AND EXPENSES, AND NEW LEASES.

          (a) Sole and exclusive possession of the Property, subject only to the rights of the tenants under the Leases, shall be delivered to Purchaser on the Closing Date.

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          (b)  If the balance of the Purchase Price is deposited in immediately available funds with the Title Insurer by 2:00 PM (EST) on the Closing Date, as required by Section 4.4(d) hereof, all prorations will be computed as of the end of the day immediately prior to the Closing Date ("PRORATION DATE"). If Purchaser fails to deposit the balance of the Purchase Price by 2:00 PM (EST) on the Closing Date, as aforesaid, and the Closing occurs on the Closing Date, the Proration Date shall be concurrent with the Closing Date and all prorations will be calculated as of the end of the day on the Closing Date.

          (c) "Fixed Rent", "Percentage Rent" and Tenant "CAM" and other expense contributions to be made by tenants shall be prorated as follows:

               (i) Fixed Rent - Fixed Rent for the month in which the Closing occurs will be prorated as of the Proration Date. Fixed Rent relating to any period prior to the month in which the Closing occurs, which is delinquent on the Proration Date, will not be prorated. All such arrearages of Fixed Rent unpaid on the Proration Date will remain the sole and exclusive property of Seller after Closing, provided, however, if, after Closing, Seller shall receive any such delinquent Fixed Rent, Seller will remit to Purchaser that portion of such delinquent Fixed Rent that is attributable to the period after the Proration Date, if any. Seller shall retain all right, title, power and authority to enforce payment thereof after Closing, except that Seller will not have the right to terminate the Lease of a delinquent tenant after Closing due to such delinquency. If, after Closing, Purchaser or its designee shall receive any delinquent Fixed Rents, Purchaser may apply such payments as follows: FIRST, to rent delinquencies which relate to any period after the Proration Date, SECOND, to rent delinquencies for the month of Closing, and FINALLY, any balance shall be remitted to Seller.

               (ii) Percentage Rent - Percentage Rent which is due but unpaid at Closing and accrued Percentage Rent not yet payable at Closing will not be prorated. If, after Closing, however, Purchaser receives any payment of percentage rent which relates in any part to sales made prior to the Proration Date, Purchaser shall immediately remit Seller's share thereof to Seller.

               (iii) Tenant CAM and other expense contributions-For purposes hereof, the term "Expenses" shall mean all common area maintenance costs, International Corporate Park Association assessments, real estate tax passthroughs (both ad valorem and non-ad valorem taxes) and other operating expenses of the Property. All payments by the tenant to the

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                      landlord under the Leases for Expenses shall be prorated
                      in the same manner set forth in Section 4.(3)(c)(i):

In addition, security deposits, personal property taxes, general and special real estate and other ad valorem taxes and assessments and other state or city taxes, fees, charges and assessments affecting the Property, prepaid expenses, utility charges and deposits, if any, and all other customarily proratable items shall be prorated as of the Proration Date on the basis of the most recent ascertainable amounts of or other reliable information in respect to each such item of income and expense and the net credit to Purchaser or Seller shall be paid in cash or as a credit or debit against the Purchase Price. Purchaser shall receive a credit for all security deposits of tenants in the amount thereof as required by the terms of their respective leases. The foregoing notwithstanding, all prorations and reprorations for real estate taxes will be based upon 110% of the 2004 assessed value for the Property times the 2003 millage rate used by Miami-Dade County to determine the 2003 real estate taxes for the Property, at the maximum available discount for early payment. In the event that any Lease requires the tenant thereunder to pay any portion of real estate taxes (upon presentation of the invoice therefor, as opposed to estimated monthly payments), the credit in favor of Purchaser for accrued real estate and other ad valorem taxes will be reduced by an amount equal to such reimbursement obligation. If any general or special assessment (as contrasted to ad valorem taxes) is payable in installments, only the current installment will be prorated and all subsequent installments will be the obligation of Purchaser. Real estate taxes will be reprorated (and such reproration will be a final reproration) within thirty (30) days after receipt of the tax bill for year of Closing. Certified liens levied by any governmental authority against the Property as of the Closing Date shall be paid by Seller on or before the Closing Date. Pending liens levied by any governmental authority against the Property as of the Closing Date shall be assumed by Purchaser; provided, however, that if the improvement for which any such pending lien was levied was substantially completed as of the Closing Date, such pending lien shall be treated as a certified lien and paid by Seller.

          (d) Seller shall pay all title charges and premiums required to fulfill the obligations under Section 4.2 hereof, one-half (1/2) of the escrow charges, all survey charges required to fulfill the obligations under Section
4.1 hereof, the cost of all transfer taxes due under applicable law with respect to the assignment of the Ground Lease and all rollback taxes, if any. Purchaser shall pay one-half (1/2) of the escrow charges. The parties shall each be solely responsible for the fees and disbursements of their respective counsel and other professional advisers.

          (c) Seller shall be obligated to pay all tenant allowances, leasing commissions, rebates or other tenant improvement costs which are the responsibility of the landlord under, or are due in connection with, the Leases (including, without limitation, any leasing commissions which may be payable in connection with any extension of the Leases). In addition, Seller covenants that, as of the Closing Date, there shall be no free rent or other rent concessions due any tenant of the Property.

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     4.4  CLOSING.

          (a) The Closing of the transaction contemplated hereby shall commence at 10:00 a.m. on the Closing Date at the Chicago, Illinois office of the Title Insurer (with cooperation of the Title Insurer's office or agent in the state in which the Property is located) or on such other date, time and place as the parties may mutually agree. Notwithstanding, Seller and Purchaser agree that the Closing may be held through mutually satisfactory escrow arrangements.

          (b) Not later than the Closing Date, Seller shall deposit in the escrow the following:

               (i) The Assignment and Assumption of Ground Lease, executed by Seller and consented to by the lessor under the Ground Lease;

               (ii) An assignment of all of Seller's right, title and interest in and under the Leases, Service Contracts and Warranties, in a form reasonably satisfactory to Seller and Purchaser;

               (iii)  The Bill of Sale;

               (iv) Originals of the Leases, Service Contracts, Warranties and certificates of occupancy relating to the Property, and permits relating to Improvements constructed on the Property by Seller;

               (v) Letter to the tenants under the Leases advising the tenants that the Property has been sold to Purchaser and directing payment of rental under the Leases in accordance with the directions of Purchaser;

               (vi) A No-Lien/GAP Affidavit in customary form required by the Title Insurer;

               (vii) A closing statement in the form required by the Title Insurer;

               (viii) An executed FIRPTA Affidavit in customary form;

               (ix) Casualty and liability insurance certificates from each tenant under the Leases in the form required under the Leases; and

               (x) Such other documents, instruments, certifications and confirmations as may be reasonably required to fully effect and consummate the transaction contemplated hereby.

          (c) Not later than ten (10) days prior to the Closing Date, Seller shall obtain and deliver to Purchaser (i) an estoppel certificate executed by each of the Anchor Tenants ("Anchor

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Tenant Estoppels") and each of the other tenants under the Shop Leases ("Shop
Space Tenant Estoppels") in the forms prescribed in the Leases or in the form customarily executed by an Anchor Tenant, or if no form is prescribed in the Leases then substantially in the form of EXHIBIT "E" attached hereto (ii) a subordination, non-disturbance and attornment agreement (an "SNDA") from each of the Anchor Tenants and each of the Shop Space Tenants in the form prescribed in the Leases, or if no form is prescribed in the Leases then substantially in the form of EXHIBIT "E-1" attached hereto. Seller shall also obtain (x) an estoppel letter substantially in the form of Exhibit "E-2" attached hereto from the International Corporate Park Association, Inc., the entity responsible to enforce the Declaration of Protective Covenants and Restrictions for International Corporate Park ("REA Agreement") to which the Real Property or Improvements are subject ("REA Estoppel") and (y) an estoppel letter substantially in the form of EXHIBIT E-3 attached hereto from the Lessor under the Ground Lease ("Ground Lease Estoppel"). If Seller is unable to obtain the required estoppel certificates (and subordination, non-disturbance and attornment agreements) from all of the anchor tenants, all of the Shop Space tenants, the Lessor under the Ground Lease, and International Corporate Park Association, Inc., each dated no earlier than thirty (30) days prior to the Closing Date, such failure shall constitute a failure of condition but not a default by Seller hereunder and Purchaser's sole rights hereunder will be to terminate this Agreement and obtain a return of the Deposit or to waive this condition and close this Agreement without diminution of the Purchase Price or any liability to Seller; provided, however, if Seller shall have obtained (i) all of the Anchor Tenant Estoppels, (ii) SNDA's from all of the Anchor Tenants,
(iii) the REA Estoppel, (iv) the Ground Lease Estoppel, and (v) Shop Space Tenant Estoppels from not less than eighty percent (80%) of the tenants under Shop Leases, then Seller shall provide an estoppel certificate satisfactory to Purchaser for each missing Shop Space Tenant Estoppel and Seller's obligations under this subsection (c) shall be deemed to be met.

          (d) Not later than the Closing Date, Purchaser shall deposit in the escrow the following:

               (i)    A closing statement in form required by the Title Insurer;

               (ii)   A counterpart Assignment and Assumption of Ground Lease;

               (iii) An assumption of the Leases, Service Contracts and Warranties in a form reasonably satisfactory to Seller and Purchaser; and

               (iv) Such other documents, instruments, certifications and confirmations as may be reasonably required and to fully effect and consummate the transaction contemplated hereby.

          (e) No later than 2:00 PM (EST) on the Closing Date, Purchaser shall deposit the balance of the Purchase Price as provided in Section 3.1(a) with the Title Insurer.

          (f) All documents or other deliveries required to be made by Purchaser or Seller on or prior to the Closing Date and all deposits and transactions required to be consummated concurrently with Closing, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by Purchaser and Seller shall have been made, and all concurrent or other transactions shall have been consummated.

          (g) It shall be a condition precedent to Closing that Seller has delivered to Purchaser written confirmation from the Anchor Tenants that they have received any roof warranties referenced in the Anchor Leases and any as-built survey contemplated by the Anchor Leases if Seller is required to deliver same to an Anchor Tenant pursuant to its lease. Such confirmation shall be contained in the estoppel certificates of such Anchor Tenants.

          (h) It shall be a condition precedent to closing that Purchaser shall have received a reliance letter from the General Contractor, in the form of Exhibit "I" attached hereto, with respect to the warranties on the Property providing that Purchaser may look directly to the General Contractor for the enforcement of and performance under all of the warranties, including without limitation, all warranties set forth on Exhibit D-2 attached hereto. Seller shall transfer by means of an assignment, all such warranties to Purchaser at Closing at Seller's sole cost.

                                   ARTICLE V.

                                   INSPECTION

     5.1 INSPECTION. During the term of this Agreement, Purchaser, its agents, employees and representatives, may have access to the Property and the records of the Property (including those on file with any governmental agency) at all reasonable times with the right, at Purchaser's expense, to inspect the Property and to conduct all tests thereon as Purchaser, its licensed engineers, surveyors and the like shall deem reasonably necessary or desirable. Any entry on or to the Property by Purchaser or its authorized representatives pursuant to the provisions hereof shall be at the risk of Purchaser, and Purchaser hereby indemnifies, holds harmless and exonerates Seller from all loss, claim, liability, action or demand arising therefrom or connected therewith. Purchaser shall permit no waste or damage to the Property. Purchaser has no right or power to create any liens against the Property and Purchaser shall be responsible to completely restore the Property at the conclusion of all tests. The indemnity and restoration requirements set forth in this Article shall survive the Closing or other termination of this Agreement. The access permitted by this paragraph shall extend to all plans, specifications and other documents and reports in the possession of Seller or its agents relevant to the physical conditions of the Property and to the operational records, but shall not, however, extend to Seller's internal partnership records for the Property. The Purchaser may contact the Anchor Tenants and any tenant under a Shop Lease so long as it shall first notify Seller and give Seller the opportunity to review any written communication with the Anchor Tenants and any Tenant under a Shop Lease or to be present at any personal meeting with the Anchor Tenants, as applicable.

     5.2  TERMINATION.

          (a) The obligation of Purchaser to close the transaction contemplated hereby is, at Purchaser's option, subject to Purchaser's review and approval of: the Leases, the Service Contracts, the Warranties the environmental and structural condition of the Property, the Title Commitment and documents of record, and such market research, inspection of the Property, determinations as to the Property's compliance with the Legal Requirements and review of financial statements relating to the Property, as Purchaser deems necessary to make its final determination to acquire the Property. Purchaser shall have a period of time commencing on the Effective Date and expiring at 5:00 p.m. (CST) on the later of (i) the sixtieth (60th) day following the Effective Date and (ii) the thirtieth (30th) day following Purchaser's receipt of the last of the Pre Closing Deliveries (the "Inspection Period") in which to analyze the Pre Closing Deliveries, all inspections, and all reports relating to the Property. If Purchaser is dissatisfied or concerned with the result of any such investigation, search, inquiry or report as contemplated hereby, in its sole and absolute discretion, or for no reason whatsoever, Purchaser may terminate this Agreement prior to the expiration of the Inspection Period and demand a refund of the Deposit which Escrowee shall forthwith return to Purchaser, and thereupon Purchaser and Seller shall each be released from all further obligations to each other respecting matters arising from this Agreement, except with regard to such covenants that expressly provide for survival of termination. Purchaser shall be deemed to have agreed to purchase the Property in an "as is" condition in all respects based upon the inspections or the right to inspect contained herein, and without warranty or representation, express or implied, by Seller except as provided elsewhere in this Agreement.

          (b) Except as otherwise provided herein, the Property is being sold in an "as is" condition and "with all faults" as of the Effective Date of this Agreement and as of Closing. Except as may be expressly set forth in this Agreement, no representations or warranties have been made or are made and no responsibility has been or is assumed by Seller or by any partner, officer, person, firm, agent or representative acting or purporting to act on behalf of Seller as to the condition or repair of the Property or the value, expense of operation, or income potential thereof or as to any other fact or condition which has or might affect the Property or the condition, repair, value expense of operation or income potential of the Property or any portion thereof. Except as otherwise provided herein, Seller makes no representations or warranties, express or implied, as to the suitability or fitness of the Property for Purchaser's intended use of the Property. The parties agree that all understandings and agreements heretofore made between them or their respective agents or representatives are merged in this Agreement and the Exhibits hereto annexed, which alone fully and completely express their agreement, and that this Agreement has been entered into after full investigation, or with the parties satisfied with the opportunity afforded for investigation, neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement or the Exhibits annexed hereto. Further, to the extent that Seller has provided to Purchaser information from any inspection, engineering or environmental reports concerning asbestos or harmful or toxic substances, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports. Purchaser acknowledges that Seller has requested Purchaser to inspect fully the Property and investigate all matters relevant thereto and to rely solely upon the results of Purchaser's own inspections or other information obtained or otherwise available to Purchaser, rather than any information that may have been provided by Seller to Purchaser.

          (c) Seller agrees to cooperate with Purchaser's accountants (at no cost or expense to Seller) relative to the performance by said accountants of an audit of Seller's books and records relating to the Property. Seller agrees that, from and after the Closing, it shall, at the request of Purchaser's auditors, execute a representation letter addressed to such auditors. Such representation letter shall be in form of Exhibit "M" attached hereto.

                                   ARTICLE VI.

                       DESTRUCTION, DAMAGE OR CONDEMNATION

     6.1 DESTRUCTION OR DAMAGE. In the event that prior to the Closing Date any portion of the Improvements shall be damaged or destroyed by fire or other casualty, Seller shall immediately give Purchaser notice of such occurrence. If the amount of damage caused by such fire or casualty shall (i) exceed $250,000.00 (as reasonably determined by Purchaser), or (ii) be $250,000.00 or less but as a result thereof any Anchor Tenant or Shop Lease Tenant may terminate their Lease or abate their rent or other charges (unless, with respect to such rent abatement, Seller assigns and Purchaser receives Seller's rent abatement insurance proceeds in an amount equal to or greater than the amount of such abated rent) (a "Lease Termination Event"), Purchaser may, within fifteen
(15) days after receipt of such notice, elect to (a) terminate this Agreement, in which event the Deposit shall be returned promptly to Purchaser, all obligations of the parties hereunder shall cease and this Agreement shall have no further force and effect, or (b) close the transaction contemplated hereby as scheduled (except that if the Closing Date is less than fifteen (15) days following Purchaser's receipt of such notice, Closing shall be delayed until after Purchaser makes such election), and Seller shall assign to Purchaser at Closing all rights under Seller's insurance policy, if any, to collect insurance proceeds for such destruction or damage and loss of rents, and Purchaser shall receive a credit against the Purchase Price in an amount equal to any deductible under such policy, if any. Failure to give such notice within such time shall be conclusive evidence that Purchaser has elected the option contained in subsection (b) of this Section 6.1. In the event that the amount of damage caused by such fire or casualty is less than $250,000.00, and no Lease Termination Event has occurred, Purchaser may not elect to terminate this Agreement and shall close the transaction contemplated hereby as scheduled, and Seller shall assign to Purchaser at Closing all rights under Seller's insurance policy, if any, to collect insurance proceeds for such destruction or damage and loss of rents, and Purchaser shall receive a credit against the Purchase Price in an amount equal to any deductible under such policy.

     6.2 CONDEMNATION. If, subsequent to the date hereof and prior to the Closing Date, any proceeding, which shall relate to the proposed taking of any material portion of the Real Property or Improvements by condemnation or eminent domain or any action in the nature thereof is instituted or commenced, Purchaser shall have the right and option to terminate this Agreement by giving Seller written notice to such effect within fifteen (15) days after actual receipt of written notification of any such occurrence. Failure to give such notice within such time shall be conclusive evidence that Purchaser has waived the option to terminate by reason of the occurrence of which it has received notice. If any such action is instituted or commenced, and Purchaser elects or is deemed to elect not to terminate this Agreement, at Closing, Purchaser shall be assigned all Seller's right, if any, to any proceeds therefrom. Seller agrees to furnish Purchaser with written notification with respect to any such proceedings within two (2) business days of Seller's receipt of any such notification or learning of the institution of such proceedings. Should Purchaser elect to so terminate this Agreement, the Deposit shall be returned promptly to Purchaser and thereupon the parties hereto shall be released from any and all further obligations hereunder. If the Closing Date is less than fifteen (15) days following the last day on which Purchaser is entitled to elect to terminate this Agreement, the Closing shall be delayed until after Purchaser makes such election. The term "material" for the purposes of this Section 6.2 shall mean any taking of any portion of the Real Property which results in any termination or other modification of any Lease or which grants the tenant under any Lease any right to terminate or modify such Lease.

     6.3 CASUALTY AND RENT LOSS INSURANCE. If, under the terms of Section 6.1, Seller is obligated at Closing, to assign to Purchaser all rights under any insurance policies to collect insurance proceeds for the repair of any pre-Closing destruction or damage, Seller shall, at Closing, make Purchaser a loss payee under such insurance policy in order to effectuate such assignment obligation of Seller and in addition shall make Purchaser a loss payee for any "Loss of Rents" insurance coverage relating to any rental loss arising from said destruction or damage, but relating solely to the period commencing on the Closing Date.

                                  ARTICLE VII.

                     COVENANTS, REPRESENTATIONS, WARRANTIES

     7.1  COVENANTS OF SELLER.

          (a) Seller, at Seller's sole cost and expense, shall until the earlier of the Closing Date or termination of this Agreement, keep and perform or cause to be performed in all material respects: (i) all obligations of the landlord under the Leases, (ii) all obligations of Seller under the Legal Requirements (except to the extent any such obligations are the obligation of an Anchor Tenant under an Anchor Lease), (iii) all obligations of Seller under the Ground Lease, and (iv) all obligations under the REA Agreement.

          (b) From the Effective Date to the earlier of the Closing Date or termination of this Agreement, Seller shall not, without the prior consent of Purchaser, do, suffer or permit or agree to do any of the following:

               (i) Enter into any transaction in respect to or affecting the Property out of the ordinary course of business;

               (ii) Except as otherwise provided in Section 11.4 herein, enter into any new Lease or amend, modify, terminate or accept a surrender of any Lease without the prior written consent of Purchaser, which shall not be unreasonably withheld unless such lease mandates, by its terms that Seller's consent is either not required or is deemed given upon the occurrence of events specified in such lease. In the event Purchaser does not respond in writing within ten (10) days after receipt of a written request for such approval, such request shall be deemed approved;

               (iii) Consent to any assignment of any Lease or any subletting of the Property unless such Lease automatically requires Seller's consent of such assignment or sublease;

               (iv) Sell, encumber, or grant any interest in the Property in any form or manner whatsoever, or otherwise perform or permit any act which will diminish or otherwise affect Purchaser's interest under this Agreement or in the Property, or which will prevent Seller's full performance of its obligations hereunder;

               (v) Enter into any new Service Contract or modify any existing Service Contract which does not contain a 30-day cancellation/termination right without the prior written consent of Purchaser, which shall not be unreasonably withheld;

               (vi) Consent to any amendment, modification, or termination of the Ground Lease; or

               (vii) Enter into any new REA Agreement or modify any existing REA Agreement without the prior written consent of Purchaser, which shall not be unreasonably withheld.

          (c) Seller shall notify Purchaser promptly if Seller becomes aware of any transactions or occurrence prior to the Closing Date which would make any of the representations or warranties of Seller contained in Section 7.2 hereof not true in any material respect.

          (d) In addition, Seller agrees that it shall comply with all of the obligations of Seller, as borrower, under any construction loan documents entered into by Seller with respect to the construction of the Property.

     7.2 REPRESENTATIONS AND WARRANTIES OF SELLER. To induce Purchaser to execute, deliver and perform this Agreement, Seller hereby represents and warrants to Purchaser on and as of the date hereof and on and as of the Closing Date as follows:

          (a) Seller will, at Closing, be the lessee under the Ground Lease, that the Ground Lease shall be in full force and effect, there shall be no default thereunder and no event shall have occurred which shall, or with the passage of time, constitute a default or give rise to a right on the part of the lessor to terminate the Ground Lease.

          (b) All information shown on the Rent Roll now and at Closing shall be true and correct in all material respects. True and correct copies of all of the Leases including the Anchor Leases have been, or shall hereafter be, delivered to Purchaser. The interest of Seller in the Leases and the Ground Lease shall at Closing be free and clear of all liens and encumbrances and shall not have been assigned to any other person. Neither the Seller, nor the tenants under any Lease, are in default of their respective obligations under the Leases. Seller is the landlord under the Anchor Leases and each of the Shop Leases. There are no written modifications with respect to the Anchor Leases except as listed on Exhibit "F" attached hereto; and no rent has been paid more than thirty (30) days in advance respecting a period subsequent to the Closing Date. The tenants under the Leases have not asserted any claims, defenses, or offsets to rent accruing from and after the Closing Date. Prior to Closing, Seller will have performed all obligations of Seller to be performed under the Leases prior to each tenant's occupancy. To the best of Seller's knowledge, there are no material defaults or breaches on the part of Seller as landlord under any Lease.

          (c) Except for tenants under the Leases, there are no persons in possession or occupancy of the Real Property or Improvements or any part hereof, nor are there any persons who have possessory rights in respect to the Property or Improvements or any part thereof. There are no rights of first refusal to purchase or options to purchase the Property in favor of any third party.

          (d) There are no causes of action or other litigation pending (or, to the best of Seller's knowledge threatened) in respect to the ownership of the Property or any part thereof or the ownership, enforcement or validity of the Leases.

          (e) There are no existing condemnation proceedings of any part of the Real Property, and Seller has not received written notice from a condemning authority of its intent to condemn any portion of the Real Property.

          (f) Seller has not received written notice from any Governmental Authority that: the Property is in violation of any Legal Requirements which have not previously been corrected; or, any special assessment lien has been, or will be, filed of record.

          (g) To the best of Seller's knowledge, the Real Property is in compliance with all Legal Requirements (including, without limitation, Legal Requirements governing the use, storage, generation or transporting of Hazardous Substances).

          (h) The financial statements provided by Seller to Purchaser, if any, are each true, accurate and complete in all material respects.

          (i) There are no service contracts or other agreements (other than the Service Contracts and the Leases which may be entered into by Seller pursuant to the provisions of this Agreement) which are or will be the obligation of Purchaser after Closing including, without limitation, property management agreements, leasing or brokerage agreements, maintenance contracts, construction contracts, architects agreements and landscaping agreements other than the "fire alarm" monitoring service agreements set forth on Exhibit D-4 attached hereto.

          (j) Seller has no employees who by reason of any governmental regulations, employment contract or other reason, would become employees of Purchaser as a result of its purchase of the Property.

          (k) Seller has the full capacity, right, power and authority to execute and deliver this Agreement.

          (l)  The Land is a lawfully created separate subdivided tract.

          (m) The Leases described on Exhibit H attached hereto and noted as signed are fully executed and in full force and effect and the Leases described as vacant are currently under negotiation and are being negotiated by Seller in good faith.

          (n) That there are no withholding requirements on the Purchase Price imposed by Florida law.

     7.3 REPRESENTATIONS AND WARRANTIES OF PURCHASER. To induce Seller to execute, deliver and perform this Agreement, Purchaser hereby represents and warrants to Seller on and as of the date hereof and on and as of the Closing Date as follows:

          (a) All representations and warranties of Purchaser appearing in other Sections of this Agreement are true and correct.

          (b) Purchaser has full capacity, right, power and authority to execute and deliver this Agreement. At Closing, Purchaser's designee, if any, will have full capacity, right, power, and authority to perform this Agreement and all documents to be executed by Purchaser pursuant hereto. This Agreement and all documents to be executed pursuant hereto by Purchaser are and shall be binding upon Purchaser in accordance with their respective terms.

     7.4 DELIVERIES. Seller shall, as soon as practicable after the Effective Date of this Agreement, deliver to Purchaser the following (which, along with the Title Commitment are referred to herein as "Pre-Closing Deliveries") items:

          (a)  copy of Seller's existing boundary survey of the Real Property.

          (b)  copy of the Rent Roll, the Leases and any and all Service
Contracts.

          (c) copies of the most recent tax bills for the Property, copies of any notice of assessments received by Seller, and any other information relative to taxes assessed against the Property.

          (d) copies of any architectural drawings, plans and specs or any similar document in Seller's possession relating to construction of the Shopping Center by Seller.

          (e) copies of all existing guarantees and Warranties relating to the Real Property, the Improvements and the Personal Property.

          (f)  a copy of the Ground Lease.

          (g) an appraisal of the Property addressed to Purchaser prepared by Tropical Realty Appraisal Services, Inc. and dated no earlier than thirty (30) days prior to the Effective Date.

          (h) a Phase I environmental report prepared by Ardaman & Associates, Inc. pertaining to the Property addressed to Purchaser and dated no earlier than thirty (30) days prior to the Effective Date.

          (i) all of the items set forth as Purchaser's Initial Due Diligence list, a copy of which is attached hereto as Exhibit K.

          In the event that Seller shall have, prior to the date hereof, delivered to Purchaser any of the Pre-Closing Deliveries, then, as to such Pre-Closing Delivery, the Seller's obligation hereunder shall be deemed to be satisfied. In lieu of Seller delivering the items set forth at subparagraphs (g) and (h) of this Section 7.4, Seller may direct Purchaser to obtain them directly and Seller shall reimburse Purchaser $6,500 and $1,800, respectively, therefor at Closing or upon the date of termination if this Agreement is terminated earlier pursuant to its terms.

     7.5  CONSTRUCTION.

          (a) Seller agrees to construct the Improvements in accordance with the Plans, the Leases and all applicable laws, ordinances, rules and regulations. Seller shall construct the Improvements at its sole cost and expense and Seller shall be obligated to pay (or shall cause its tenants to pay) all impact fees, tap fees, transportation impact fees, water and sewer reservation fees and any other sums which may be payable to any governmental agency in connection with construction and initial occupancy of the Property, including, without limitation, any of such fees which are payable in connection with any tenant improvements to be installed in the Property. In addition, Seller agrees to cause all water, sewer, gas, electric, telephone, drainage and other utilities required by law for the normal and proper operation of the Property to be constructed and installed to the Property line, connected with valid permits, and in good repair, condition and working order at the Closing. Seller agrees that it shall obtain a certificate of occupancy for each building which constitutes a part of the Improvements (or, if a certificate of occupancy will not be issued until tenant improvements have been completed, then a certificate of completion or local equivalent from the applicable governmental agency confirming that the landlord has completed construction of the Improvements to the satisfaction of such governmental agency), together with certificates of occupancy for all tenant spaces as to which the Occupancy Condition has been satisfied as of the date of the Closing. Seller agrees to use its commercially reasonable efforts to complete the Improvements and Property in accordance with the Construction Schedule attached hereto as EXHIBIT "D-3" and shall notify Purchaser in writing, and provide Purchaser with a revised construction schedule, at any time that any delays in construction will delay the final completion date set forth in EXHIBIT "D-3". It shall be a condition precedent to Purchaser's obligations to consummate the purchase of the Property that the Seller shall have satisfied all of its obligations under this subsection (a) (which shall be evidenced by, among other things, a certificate from Seller's architect certifying that the building shells constructed by Seller have been completed substantially in accordance with the Plans and any and all Legal Requirements).

          (b) In addition, it shall be a condition precedent to Purchaser's obligations to consummate the purchase of the Property that the following have occurred on or prior to the Closing:

               (i) All of those guaranties and warranties set forth on EXHIBIT "D-2" attached hereto have been assigned by Seller to Purchaser, together with the consent of the issuer thereof to such assignment if required by the terms of the applicable warranty; in the event that the issuer of any warranty charges a fee in connection with the assignment or requires that any work be performed in connection with the assignment, then such fee and the cost of work shall be paid by the Seller at the Closing; and

               (ii) The title policy delivered to Purchaser at Closing shall not contain any exception for mechanics' liens (unless appropriately bonded by Seller) and shall contain such affirmative insurance as may be available in the state in which the Property is located insuring that the Purchaser's fee title shall not be subject to any mechanics' liens. Notwithstanding the foregoing, Purchaser may waive such condition precedent and proceed to Closing without the satisfaction of such conditions precedent.

          (c) Seller agrees that for a period of one (1) year from the date completion of a building shell, which date shall be the date of the certificate of completion for said building shell, one (1) year from the date of completion of tenant improvements constructed by Seller which date shall be the date of delivery of the premises to said tenant, and for a period of one (1) year from the date of completion of any post closing work permitted by Purchaser, Seller shall cause the contractor to repair any defects in labor and workmanship regarding the initial construction of the Improvements only if and to the extent the same are the obligation of the landlord under the Leases. Seller and/or the contractor shall not be responsible for any damage caused by Purchaser on, from and after the Closing, or by the tenant under the Leases once the Seller has delivered to said tenant its space. Such obligation shall include any repairs or improvements which are required to comply with applicable law and/or which are otherwise required to put the Improvements in the condition required by the Leases and the plans and specifications for the Property. Seller and Purchaser agree to cooperate with each other in order to enforce any of the warranties being assigned to Purchaser hereunder. Purchaser agrees that in the event of any required repairs, Purchaser shall first notify the contractor or sub-contractor that is obligated under its warranty to make such repairs, with a copy of such notification to Seller ("Repair Notice"). In the event that such repair has not been commenced within ten (10) days and completed within thirty (30) days, then Purchaser shall give written notice to Seller of any required repairs and Seller shall cause such repairs to be made within sixty (60) days from the date of the Repair Notice to the contractor or subcontractor if Seller is obligated to make such repairs under its warranty. In the event the Seller fails to cause such repairs to be made within such sixty (60) day period, Purchaser may perform such repairs and Seller shall reimburse Purchaser for the cost of such repairs on demand and for the amount of any abated or set off rent permitted to and taken by any tenant under its lease for failure of such repair work to be completed within the time permitted therefor under its lease. In the event that any repairs have been identified by Purchaser prior to the end of such warranty period, then Seller's obligations with respect to such repair shall continue until the same have been completed.

     7.6  INDEMNITY.

          (a) Seller agrees to indemnify, protect, defend and save and hold Purchaser, its directors, officers, employees, partners, members, lenders and agents harmless from and against all claims, actions, losses, damages, costs and expenses, including, but not limited to, reasonable attorney's fees and court costs and liabilities (except those caused solely by the willful misconduct or negligent acts or omissions of Purchaser or its directors, officers, employees, partners, lenders and agents), arising out of the construction, ownership and/or operation of the Property prior to the Closing Date, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property; and

          (b) Purchaser agrees to indemnify, protect, defend and save and hold Seller, its directors, officers, employees, partners, members, lenders and agents harmless from and against all claims, actions, losses, damages, costs and expenses, including, but not limited to, reasonable attorney's fees and court costs and liabilities (except: (i) those caused solely by the willful misconduct or negligent acts or omissions of Seller or its directors, officers, employees, partners, members, lenders and agents, and (ii) those matters arising under any construction work being performed by Seller hereunder), arising out of the ownership and operation of the Property by Purchaser from and after the Closing Date, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property.

                                  ARTICLE VIII.

                  DEFAULT, CONDITIONS PRECEDENT AND TERMINATION

     8.1  CONDITIONS TO PURCHASER'S OBLIGATIONS AND DEFAULT BY SELLER.

          (a) The obligation of Purchaser to close the acquisition of the Property is, at Purchaser's option, further subject to the following conditions precedent:

               (i) All representations and warranties of Seller contained in this Agreement relating to the Property are true and correct in every material respect as of the Effective Date and as of the Closing Date;

               (ii) All material covenants and obligations of Seller under this Agreement relating to the Property have been timely and duly performed; and

               (iii) There shall be no "material adverse change" with respect to the financial condition of the tenants under the Leases; "MATERIAL ADVERSE CHANGE", for the purpose of this
                      Section 8.1 is defined as the occurrence of any one of the following events: (i) the filing of a voluntary or involuntary bankruptcy by or against any Anchor Tenant in any federal bankruptcy court or the filing by or against any Anchor Tenant of any insolvency proceedings in any state court; (ii) any public announcement by an Anchor Tenant that it is closing one hundred (100) or more of its stores; and/or (iii) if, in any one of the four fiscal quarters reported after the expiration of the Inspection Period, but before the Closing Date, either Bed, Bath & Beyond, Office Depot or Pier 1 Imports reports a total net loss of Twenty-Five Million Dollars ($25,000,000.00) or more.

               (iv) Between the date hereof and the Closing, no environmental spill or contamination shall have occurred which would have a material adverse effect on the Property. Purchaser shall have the right to update any environmental reports it has received in order to confirm that no such environmental spill or contamination has occurred.

               (v) On or before the Closing Date: (i) the Occupancy Condition shall have been satisfied with respect to not less than 85% of the base/minimum fixed rental income in the Improvements which amount is presently projected to be $2,070,350.00 annually; (ii) the Occupancy Condition shall have been satisfied with respect to all Anchor Tenant Premises; and (iii) there shall be no material default under any of the Anchor Leases or Shop Leases. For purposes hereof, a "material default" shall include, but not be limited to, a delinquency in the payment of any amount due thereunder for a period in excess of fifteen
                      (15) days from the due date thereof.

     As evidence of the foregoing, on or before the Closing Date, Seller shall provide Purchaser with a certificate of Seller and Seller's general contractor certifying as to those matters set forth in the preceding sentence.

               (vii) Purchaser shall have received and approved the items on Purchaser's Final Due Diligence List, a copy of which is attached hereto as EXHIBIT L.

     If the condition precedents to Purchaser's obligation to close as described in this Section 8.1(a) have not occurred on or before September 1, 2004 ("OUTSIDE DATE"), Purchaser shall have only the following options to be exercised by written notice to Seller within ten (10) days following the Outside
Date: (i) to terminate this Agreement, obtain a return of the Deposit and thereafter this Agreement shall be null and void, or (ii) to waive such conditions and close this Agreement without diminution of the Purchase Price; provided, however, Seller may extend the Closing Date for two 30-day periods in the event that Office Depot is not open and operating on the Closing Date. The parties will close within ten (10) days after Seller has notified Purchaser that Office Depot has opened for business. If Office Depot has not opened for business by November 1, 2004, Purchaser, at its option, by written notice to Seller within two (2) days after the Extended Closing Date can (i) further extend the Closing Date, (ii) waive such conditions and close this Agreement without diminution of the Purchase Price, or (iii) terminate this Agreement, obtain a return of the Deposit, and thereafter the Agreement shall be null and void.. Notwithstanding the foregoing, if the failure of any such conditions is as a result of a default of Seller, Purchaser shall have those remedies set forth in Section 8.1(b) below.

          (b) If Seller shall be in default of any of its obligations under this Agreement and if Purchaser has notified Seller of the same and Seller has failed to cure such default within five (5) days of receipt of such notice, Purchaser shall have only the following options as its sole and exclusive remedy for said default to be exercised by written notice to Seller: (A) to waive the default and proceed with Closing, (B) to terminate this Agreement and obtain a return of the Deposit, whereupon this Agreement shall become null and void and of no further force or effect, or (C) to seek specific performance of this Agreement. If this Agreement is terminated pursuant to this Section 8.l(b), the Deposit shall promptly be returned to Purchaser. All other funds and documents theretofor delivered hereunder or deposited in escrow by either party shall he promptly returned to such party in the event Purchaser elects to terminate the Agreement. Notwithstanding anything to the contrary contained herein, in the event that Seller willfully defaults in its obligation to construct the Improvements (for example, instructs the contractor to discontinue construction of the Improvements) or in the event that Seller willfully violates any of the provisions of Section 7.1 hereof, then, in the event that Purchaser elects to terminate this Agreement as provided in this Section 8.1(c), Purchaser shall, in addition to the return of the Deposit, be entitled to bring an action against Seller for actual damages incurred by Purchaser as a result of Seller's default.

     8.2 CONDITIONS TO SELLER'S OBLIGATIONS AND DEFAULT BY PURCHASER. The obligation of Seller to close the transaction contemplated hereby is, at Seller's option, conditioned upon Purchaser's representations and warranties contained in this Agreement being true and correct in every material respect at and as of the Closing Date, and upon fulfillment by Purchaser of all obligations of Purchaser which were to have been performed on or before the Closing Date having been timely and duly performed. In the event that Purchaser shall have failed to perform in any respect any of the covenants, agreements and indemnities contained herein to be performed by Purchaser within the time for performance as specified herein (including Purchaser's obligation to close), and provided Seller has notified Purchaser of the same and Purchaser has failed to cure such condition or circumstance or non-performance within five (5) days of receipt of such notice, Seller's sole remedy on account thereof shall be to terminate this Agreement by delivering written notice of its election to so terminate to Purchaser, in which event the Deposit shall be paid to Seller as liquidated damages, it being understood that Seller's actual damages in the event of such default are difficult to ascertain and that such proceeds represent the parties' best current estimate of such damage and thereupon neither party shall have any further obligation to the other under this Agreement except for those obligations which expressly survive termination hereunder.

                                   ARTICLE IX.

                                     NOTICES

     9.1 NOTICES. Any notice, request, demand, instrument or other document to be given or served hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or by overnight express courier, or by facsimile transmission and addressed to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally or upon deposit in the mails, if mailed, or upon deposit with an overnight express courier or when sent by facsimile transmission. A party may change its address or facsimile transmission number for receipt of notices by service of a notice of such change in accordance herewith.

          If to Seller:

                              IPSC Associates, L.L.C.
                              c/o W. Douglas Pitts
                              Courtelis Company
                              703 Waterford Way, Suite 800
                              Miami, Florida 33126
                              Phone: (305) 261-4330
                              Facsimile: (305) 261-4338

          with copies to:

                              Victor L. Stosik, General Counsel
                              Courtelis Company
                              703 Waterford Way, Suite 800
                              Miami, Florida 33126
                              Phone: (305) 261-4330
                              Facsimile: (305) 261-4338

          If to Purchaser:

                              Inland Real Estate Acquisitions Inc.
                              1955 Lake Park Avenue
                              Suite 300
                              Smyrna, Georgia 30080
                              Attention: Jason A. Lazarus
                              Phone: (678) 996-2131
                              Facsimile Number: (678) 996-2140

          with a copy to:

                              The Inland Real Estate Group, Inc.
                              2901 Butterfield Road
                              Oak Brook, Illinois 60523
                              Attention: Dennis K. Holland, Esq.
                              Phone: (630) 218-8000 x 2861
                              Facsimile Number: (630) 218-4900

                                   ARTICLE X.

                              ADDITIONAL COVENANTS

     10.1 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby.

     10.2 FURTHER ASSURANCES. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the Closing as shall be necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transaction contemplated hereby.

     10.3 SURVIVAL AND BENEFIT. Only those agreements, covenants, indemnifications, and obligations of the parties hereunder set forth in Sections 4.3, 5.1, 7.5 and 7.6 shall survive Closing for a period of one year unless said Section provides for a longer period. Moreover, the representations and warranties of Seller set forth in Section 7.2, and the representations and warranties of Purchaser set forth in Section 7.3, shall survive the Closing for a period of twelve (12) months and inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, in the event any party provides written notice to the other party within such twelve (12) month period that any representation, warranty or certification made by such other party is inaccurate or false, then the survival period for such representation, warranty or certification shall be extended until such time as the parties have agreed in writing to resolve the dispute regarding the representation, warranty or certification or there has been a final adjudication of the dispute by a court of competent jurisdiction.

     10.4 ASSIGNMENT; NO THIRD PARTY BENEFICIARY. This Agreement may not be assigned by Purchaser. Notwithstanding the foregoing, Purchaser shall be permitted, without Seller's consent, to assign its rights, privileges, duties and obligations under this Agreement to an entity which is owned, directly or indirectly, in whole or in part by Purchaser or Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, so long as same does not delay the Closing. Promptly following, and as a condition to, any assignment by Purchaser permitted under this subsection 10.4, Purchaser shall deliver to Seller an assumption by the assignee of all of Purchaser's duties and obligations under this Agreement. Such assignment by Purchaser will not absolve or release Purchaser from liability under this Agreement whether prior to or subsequent to Closing. This Agreement is for the sole and exclusive benefit of the parties hereto and the designee of Purchaser and no third party is intended to or shall have any rights hereunder.

     10.5 BROKERAGE. Purchaser and Seller represent and warrant to each other that neither has dealt with any broker in connection with this transaction except for Courtelis Company. It shall be the obligation of Seller to pay any commission due Courtelis Company or a result of the transaction pursuant to a separate agreement between Seller and Courtelis Company. Purchaser and Seller agree to hold the other harmless from and against any claims of any person claiming a right to a commission in connection with this transaction by virtue of dealing with the indemnifying party.

     10.6 INTERPRETATION.

          (a) The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or Sections to which they apply or otherwise affect the interpretation hereof.

          (b) The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms shall refer to this Agreement, and the term "hereafter" shall mean after and the term "heretofore" shall mean before, the date of this Agreement.

          (c) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders and words importing the singular number shall mean and include the plural number and vice versa.

          (d) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

          (e) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

          (f) Whenever under the terms of this Agreement the time for performance of a covenant or condition or the last day to give notice falls upon a Saturday, Sunday or holiday (whether in the United States or Canada), such time for performance shall be extended to the next business day. Otherwise all references herein to "day" shall mean calendar days.

          (g) This Agreement shall be governed by and construed in accordance with the laws of the state in which the Property is located.

          (h) The Seller and the Buyer mutually agree that they waive all rights to a trial by jury in the event of any dispute or court action arising from, growing out of, or related to this Agreement. The parties acknowledge that this waiver is a significant consideration to, and a material inducement, for both parties to enter into this Agreement.

          (i) In any action to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover its expenses, including reasonable attorneys fees and costs of litigation, including those in any appellate proceedings.

          (j)  Time is of the essence of this Agreement.

          (k) This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute the same instrument.

          (l) Any waiver by either party of any provision of this Agreement or any exhibit attached hereto must be in writing and shall constitute a waiver of that provision, on that occasion only, and shall not operate or be construed as a waiver of any other provision or subsequent breach thereof.

     10.7 EFFECTIVE DATE. Wherever herein contained the expression "Effective Date" or "date hereof" is used, it shall be deemed to mean the last date that both Seller and Purchaser have executed a copy of this Agreement.

                                   ARTICLE XI.

                         MASTER LEASING; ESCROW DEPOSIT

     11.1 LEASING DEPOSIT. In the event that, at Closing hereunder, there are any Vacant Spaces at the Property, then, at Closing, Seller shall deposit with Escrowee an amount (the "LEASING DEPOSIT") equal to one hundred percent (100%) of the sum of the following products for all of the Vacant Spaces, less the allowed vacancy (if any) per the project proforma shown on EXHIBIT "G": as to each Vacant Space, (a) the sum of (i) the per square foot annual base rent set forth on the Project Pro Forma for such Vacant Space or in the lease for an unoccupied, but leased, Vacant Space plus (ii) $4.55 per square foot, MULTIPLIED by (iii) the amount of the square footage of such Vacant Space. The Leasing Deposit shall be held in escrow by Escrowee, subject to the terms and conditions of this Agreement, and shall be disbursed as hereinafter provided.

     11.2 DISBURSEMENTS OF THE LEASING DEPOSIT. The Leasing Deposit shall be held in escrow by Escrowee, subject to the terms and conditions of this Agreement, and shall be disbursed as hereinafter provided. Commencing on the date of Closing, and continuing on the first (1st) day of each calendar month thereafter until the first (1st) anniversary of the Closing Date, Purchaser shall be entitled to receive, from the Leasing Deposit, an amount equal to one-twelfth (l/l2th) of the initial balance in the Leasing Deposit, which monthly payment shall continue until the earlier of (i) the date the Leasing Deposit has been disbursed in full or (ii) with respect to any portion of the Vacant Space, the date that such portion has been leased to a third party tenant and such tenant has satisfied the Occupancy Condition (the "LEASE-UP EVENT"). At such time as the Lease-Up Event has occurred and Purchaser has received all requisite payments then-due hereunder for such Vacant Space, the balance of the Leasing Deposit, if any, for that Vacant Space, shall be released to Seller. Purchaser shall notify Escrowee within two (2) days following the Lease-Up Event. On the first (1st) day of the first (1st) month following the satisfaction of the Occupancy Condition by any tenant leasing any Vacant Space at the Property, Seller shall be entitled to receive from the Leasing Deposit the remaining amount still being held in escrow for that particular Vacant Space and the monthly payment from the Leasing Deposit that Purchaser is entitled to receive pursuant to this paragraph shall be reduced by an amount equal to such amount paid to Seller. If, at the end of said 12-month period, any sums

(including any accrued interest) remain in the Leasing Deposit, same shall be disbursed by the Escrow Agent to Seller.

     11.3 TI ESCROW. In the event that, at Closing hereunder, there are any Vacant Spaces at the Property, Seller shall be liable for tenant improvement costs for the Vacant Spaces in the amount of $50.00 per square foot of Vacant Space leased at the Property or the amount therefor set forth in an unoccupied Vacant Space lease, and at Closing, and in addition to the Leasing Deposit, Seller shall deposit with Escrowee (a) an amount ("TI ESCROW") equal to the product of the following: (i) $50.00 per square foot; MULTIPLIED by (ii) the sum of the number of square feet of Vacant Spaces at the Property to be applied to tenant improvement costs for the Vacant Spaces at the Property or the amount set forth in the unoccupied Vacant Space lease; and (b) an amount ("LEASING COMMISSION DEPOSIT") equal to the product of the following: (i) $5.00 per square foot; MULTIPLIED by (ii) the sum of the number of square feet of Vacant Spaces at the Property to be applied to leasing commissions incurred in connection with leases made for the Vacant Spaces at the Property, or the amount of any commission owed pursuant to a commission agreement for a leased, but unoccupied, Vacant Space. The parties acknowledge that, in the event that a Lease is entered into for any Vacant Space at the Property prior to the Closing, then the leasing commissions and tenant improvement costs payable with respect to such Lease shall be disbursed from the TI Escrow and Leasing Commission Deposit to the party entitled to receive payment of the same; provided however, (x) disbursements from the TI Escrow shall be limited to the rate of $50.00 per square foot in any one Vacant Space, with Seller simultaneously disbursing any excess over $50.00 per square foot in such Vacant Space; and (y) disbursements from the Leasing Commission Deposit shall be limited to the rate of $5.00 per square foot in any one Vacant Space, with Seller simultaneously disbursing any excess over $5.00 per square foot in such Vacant Space. On the date which is twelve (12) months from the Closing Date, any sums remaining in the TI Escrow or Leasing Commission Deposit shall be remitted to (i) Seller, if the Occupancy Condition has been fully satisfied with respect to all Vacant Spaces, or (ii) Purchaser, if the Occupancy Condition has not been fully satisfied with respect to all Vacant Spaces.

     11.4 SHOP LEASES.

          (a) After the Effective Date, Seller shall not execute any Shop Lease without Purchaser's prior written approval, however, Purchaser approves the tenants and terms outlined on Exhibit "J" attached hereto, but reserves the right to review and approve such written leases prior to execution by Seller. Seller agrees that it shall pay the cost of any leasing commissions and/or tenant improvements which are the obligation of the landlord under any of such new Leases. In the event that any brokerage commissions and/or tenant improvement costs have not been paid at the time of Closing hereunder, then an amount equal to such unpaid brokerage commissions and tenant improvement costs shall be deposited in the TI Escrow and shall be disbursed as provided in
Section 11.3 hereof.

          (b) Following the Closing Date and during the period that the Leasing Deposit and TI Escrow are being held by Escrowee, Purchaser agrees, within ten
(10) business days of receipt of any Shop Lease complying with the leasing guidelines agreed to by Seller and Purchaser at the Closing Date, to execute such Shop Lease.

     WHEREFORE, this Agreement has been executed and delivered by Seller and Purchaser on the respective dates set forth beneath each of their signatures and is intended to be effective as of the latest such date.

                                    SELLER:

                                    IPSC ASSOCIATES, L.L.C., A FLORIDA
                                    LIMITED LIABILITY CORPORATION


                                    By: IPSC ASSOCIATES, LTD., a Florida limited
                                        partnership, its Managing Member

                                        BY: NEWCASTER DEVCORP, INC., a
                                        Florida corporation, its general partner

                                        By: /s/ W. Douglas Pitts
                                            ------------------------------------
                                           W. Douglas Pitts
                                        ----------------------------------------
                                                President
                                                --------------------------------
                                        Dated:  March 23, 2004
                                                --------


                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS, INC.,
                                    an Illinois corporation

                                    By:    /s/ Jason A. Lazarus
                                           -------------------------------------
                                    Name:  Jason A. Lazarus
                                           -------------------------------------
                                    Title: Authorized Agent
                                           -------------------------------------
                                    Dated: March 24, 2004
                                           --------

                                   EXHIBIT "A"
                     LEGAL DESCRIPTION OF THE REAL PROPERTY

All of Lot 1 and the West 130.74 feet of Lot 2, Block 5, of INTERNATIONAL CORPORATE PARK SECTION 3, according to the Plat thereof, as recorded in Plat Book 149 at Page 93, of the Public Records of Miami-Dade County, Florida.

                                   EXHIBIT "B"
                            FORM OF ESCROW AGREEMENT

Escrow Trust No.                                  Date:           , 2004

                            JOINT ORDER ESCROW TRUST

     The accompanying FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) is hereby deposited with the First American Title Insurance Company as Escrow Trustee to be delivered by it only upon the joint order of the undersigned or their respective legal representatives or assigns except as provided below.

     The First American Title Insurance Company as Escrow Trustee is hereby expressly authorized to disregard in its sole discretion any and all notices or warnings given by any of the parties hereto or by any other person or corporation but the said Escrow Trustee is hereby expressly authorized to regard and to comply with and obey any and all orders, judgments or decrees entered or issued by any court with or without jurisdiction, and in case the said Escrow Trustee obeys or complies with any such order, judgment or decree of any court it shall not be liable to any of the parties hereto or any other person, firm or corporation by reason of such compliance notwithstanding any such order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated in case of any suit or proceeding regarding this Escrow Trust to which said Escrow Trustee is or may be at any time a party it shall have a lien on the contents hereof for any and all costs, attorneys' and solicitors' fees, whether such attorneys or solicitors shall be regularly retained or specially employed and other expenses which it may have incurred or become liable for on account thereof and it shall be entitled to reimburse itself therefore out of said deposit and the undersigned jointly and severally agree to pay to said Escrow Trustee upon demand all such costs, fees and expenses so incurred.

     The escrow trust fee is to be charged one half to each party. Escrowed funds may be invested at Purchaser's direction with all interest payable to, and
investment fees paid by, Purchaser (Purchaser's Tax ID          ). Escrow
Trustee will, upon request, furnish information concerning its procedures and fee schedules for investment.

     Except as to deposits of funds for which Escrow Trustee has received express written direction concerning investment or other handling, the parties hereto agree that the Escrow Trustee shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and, further, that Escrow Trustee may commingle such deposits with other deposits or with its own funds in the manner provided for the administration of funds under Section 2-8 of the Corporate Fiduciary Act (Ill. Rev. Stat. Ch. 17 Par. 152-8) and may use any part or all such funds for its own benefit without obligation to any party for interest or earnings derived thereby, if any, provided, however, nothing herein shall diminish Escrow Trustee's obligation to apply the full amount of the deposits in accordance with the terms of this agreement.

     In the event the Escrow Trustee is requested to invest deposits hereunder, First American Title Insurance Company is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investments or redeeming said investment for the purposes of this Escrow Trust.

     Except as described below, in no case shall the above mentioned deposits be surrendered except on an order signed by the parties hereto, or by their respective legal representatives or assigns, or in obedience to the process or order of a court as aforesaid except as below provided.

     Escrow Trustee is directed, without notice or additional direction from Seller, to refund all funds on deposit, and any interest earned thereon, if any, to Purchaser on demand in the event Escrow Trustee is served on or before
            , 2004 with Purchaser's statement that Purchaser has elected to terminate the Purchase Agreement between Purchaser and Seller pursuant to which this escrow trust is established and thereupon the escrow trustee shall be released and discharged from all further duty of liability in respect to the deposits or any of them.


                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS, INC.


                                    By:
                                       -----------------------------
                                                     , attorney
                                           ----------


                                    SELLER:

                                    IPSC ASSOCIATES, L.L.C., A FLORIDA
                                    LIMITED LIABILITY CORPORATION

                                    By: IPSC ASSOCIATES, LTD., a Florida limited
                                        partnership, its Managing Member

                                        BY: NEWCASTER DEVCORP, INC., a
                                        Florida corporation, its general partner

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------

                                    ACCEPTED:


                                    First American Title Insurance Company
                                    Escrow Trustee


                                    By:
                                       -----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT "C"
                    ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE is made and entered into
this         day of                    , 2004, by and between IPSC
ASSOCIATES, L.L.C., a Florida limited liability company, as the "Assignor", and INLAND REAL ESTATE ACQUISITION, INC., an Illinois corporation, as the "Assignee".

                              W I T N E S S E T H:

     FOR AND IN CONSIDERATION of the sum of Ten and 00/100 ($10.00) Dollars to the Assignor in hand paid by the Assignee and other good and valuable consideration, the receipt, accuracy and sufficiency of which are hereby acknowledged, the Assignor does hereby grant, transfer, release, set over, quit-claim, assign and convey to the Assignee, all of the right, title and interest of the Assignor as lessee in, to and under that certain ground lease set forth on Exhibit "A", attached hereto and by this reference made a part hereof (the "Lease"), for a shopping center known as Bed, Bath & Beyond Plaza, located at the southeast corner of the intersection of Northwest 107th Avenue and Northwest 19th Street, Miami, Miami-Dade County, Florida, and being more particularly described on Exhibit "B", attached hereto and by this reference made a part hereof.

     The Assignor represents that there is no default of any party under the terms of the Lease.

     The Assignee does hereby accept the foregoing assignment and, with reference to the time period occurring and acts required after the date hereof, does hereby assume and agree to perform each and every obligation, covenant, duty, agreement and obligations expressly set forth to be performed by the Assignor under said Lease, according to the covenants, conditions, provisions and terms therein stated, and the Assignee further agrees that, for all intents and purposes, from and after the date hereof, it is the lessee under said Lease.

     The Assignor hereby agrees to protect, indemnify, defend and hold the Assignee harmless from and against any and all claims, damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees at all levels) with reference to the time period occurring and acts required in connection with said Lease prior to the date hereof. The Assignee hereby agrees to protect, indemnify, defend and hold the Assignor harmless from and against any and all claims, damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees at all levels) with reference to the time period occurring and acts required in connection with said Lease from and after the date hereof.

     IN WITNESS WHEREOF, the said Assignor, IPSC ASSOCIATES, L.L.C., a Florida limited liability company, and the said Assignee, INLAND REAL ESTATE ACQUISITION, INC., an Illinois corporation, have hereunto set their respective names and seals, the day and year first written above.

Signed, Sealed and Delivered        ASSIGNOR:
in the Presence of:
                                    IPSC ASSOCIATES, L.L.C., a Florida limited liability company

                                       By: IPSC ASSOCIATES, LTD., a Florida
                                       limited partnership, its Managing Member

                                             BY: NEWCASTER DEVCORP, INC.,
                                             a Florida corporation, its
                                             general partner


                                        By:
                                            ------------------------------------
                                             W. Douglas Pitts
                                             Vice President


Signed, Sealed and Delivered        ASSIGNEE:
in the Presence of:

                                    INLAND REAL ESTATE ACQUISITION,
                                    INC., an Illinois corporation


------------------------------

                              By:
------------------------------          --------------------------

                                   EXHIBIT "A"

1. Ground Lease Agreement between International Plaza Associates III, Ltd., as landlord, and IPSC Associates, L.L.C., as tenant, dated January 31, 2002.

2.   Memorandum of Lease between International Plaza Associates, III Ltd., as
     landlord, and IPSC Associates, L.L.C., as tenant, dated June     , 2002 and
     revised June 20, 2002, under Clerk's File No. 02R386416, in Official Records Book 20480, at Page 532, of the Public Records of Miami-Dade County, Florida.

3. Corrective Memorandum of Lease between International Plaza Associates, III Ltd., as landlord, and IPSC Associates, L.L.C., as tenant, recorded September 3, 2002, under Clerk's File No. 02R543520, in Official Records Book 20627, at Page 3001, of the Public Records of Miami-Dade County, Florida.

                                  EXHIBIT "D-1"

                             MASTER LIST OF DRAWINGS
                                       FOR
                             BED BATH & BEYOND PLAZA
                                     3.15.04

BUILDING/TENANT       ARCHITECT/ENGINEER                NAME OF PLAN                    DATE
Building Shell #1&#3  Dorsky Hodgson & Partners         Shell Building #1&#3            10.01.02 - Last Revised 6.9.03
                                                        International Plaza at
                                                        International Corporate Park
                                                        Job # 98055

Building Shell # 2    Dorsky Hodgson & Partners         Shell Building #2               12.20.02 - Last Revised 8.22.03
                                                        International Plaza at
                                                        International Corporate Park
                                                        Job # 98055

Fuddrucker's          Dorsky Hodgson & Partners         Fudruckers-Building #1          10.01.02 - Last Revised 10.7.03
                                                        International Plaza at
                                                        International Corporate Park

Party City            Dorsky Hodgson & Partners         Party City                      11.25.02 - Last Revised 4.2.03
                                                        The Discount Party Super Store
                                                        International Plaza at
                                                        International Corporate Park
                                                        Job # 98055-012

Bed Bath & Beyond     Dorsky Hodgson & Partners         Bed Bath & Beyond               1.28.03 - Last Revised 9.5.03
                                                        International Plaza at
                                                        International Corporate Park
                                                        Job # 98055

Office Depot          Gould Evans Goodman               Office Depot                    11.07.03 - Last Revised 1.22.04
                      Associates, LC                    International Plaza, Bldg. #2
                                                        Store # 230049

Sally Beauty          Dorsky Hodgson & Partners         Sally Beauty-Building #3        10.01.02 - Last Revised 10.27.03
                                                        International Plaza at
                                                        International Corporate Park
                                                        Job # 98055

Cargo Kids            Avant Design Group, Inc.          Cargokids!                      5.23.03 - Last Revised 1.13.04
                                                        Miami/International, FL
                                                        Store # 9184
                                                        Job # 203404

Pier 1 Imports        Avant Design Group, Inc.          Pier 1 Imports                  3.26.02 - Last Revised 3.13.03
                                                        Miami/International
                                                        Job # 2012401


Fuddrucker's          Dorsky Hodgson & Partners         International Plaza             10.01.02 - Last Revised 2.16.04
Entry Feature                                           Fuddruckers Canopy
                                                        Renovation
                                                        Job # 02-165

Civil Engineering     V.S.N. Engineering, Inc.          International Corporate Park    1.05.98 - Last Revised 10.28.03
                                                        ICP International Plaza
                                                        Project # 22017-01

Landscaping           Fuster Design Associates, P.A.    International Plaza             1.07.99 - Last Revised 1.23.03
                                                        Landscape Plan

                                  EXHIBIT "D-2"
                        LIST OF GUARANTIES AND WARRANTIES

1.   15-year roof membrane warranty for each building from John Mansville.

2.   5 year HVAC compressor warranty from manufactures of HVAC compressor.

3.   1 year general constructor warranty.

4.   1 year subcontractor warranty.

                                  EXHIBIT "D-3"
                              CONSTRUCTION SCHEDULE

1.        Starbucks                 Scheduled to open by March 12, 2004.

2.        Fuddruckers               Scheduled to open by March 29, 2004.

3.        Quizno's Classic Subs     Tenant expects to obtain building permit by
                                    March 15, 2004 and 90 days to construct its
                                    improvements; expects to open around June
                                    15, 2004.

4.        A+ Nails                  Tenant expects to obtain building permit by
                                    April 10, 2004 and 60 days to construct its
                                    improvements; expects to open around June
                                    10, 2004.

5.        Sprint                    Open for business.

6.        Moe's Southwest Grill     Waiting for Tenant plans.

7.        Party City                Open for business.

8.        Bed, Bath & Beyond        Open for business.

9.        Office Depot              Under construction; tenant modifying portion
                                    of interior building plans. Landlord will
                                    finish its current work by April 15, 2004.

10.       Dentist                   Under construction and expects to open by
                                    July 15, 2004.

11.       Bo Concept                Tenant expects to obtain building permit
                                    around April 15, 2004 and open by June 15,
                                    2004.

12.       Sally's Beauty            Expects to open by April 12, 2004.

13.       Cargo Kids                Expects to open by March 27, 2004

14.       Pier 1 Imports            Open for business.

                                  EXHIBIT "D-4"
                            LIST OF SERVICE CONTRACTS

1. "Fire Alarm" Monitoring Service Agreement for each building with Tyco Fire & Security, dated October 21, 2003.

2.   "Landscape" Agreement with Tropics North, Inc., dated January 1, 2004.

3.   "Fountain" Agreement with South Florida Pool Co., Inc., dated March 8,
     2004.

4.   Two (2) "Waste" Service Agreements with All Service, both dated March 3,
     2004.

                                   EXHIBIT "E"
                          FORM OF ESTOPPEL CERTIFICATE

     The undersigned,_____________________________________ d/b/a
____________________________ ("Tenant"), is the tenant under that certain lease dated ___________________, together with all amendments to such lease, each of which is listed on Schedule A hereto (such original lease, together with all such amendments, collectively the "Lease") from IPSC Associates, L.L.C. (the "Landlord") with respect to Tenant's occupancy of approximately __________ square feet (the "Premises") of the shopping center property commonly known as Bed, Bath & Beyond Plaza, located at _____________________________________,
Miami, Florida (the "Property"). Landlord has informed Tenant that Inland Real Estate Acquisitions, Inc., or its assigns ("Purchaser") intends to purchase the Property and that _____________________________ ("Lender") will make a loan to Purchaser which will be secured by, among other things, a first mortgage and an assignment of leases and rents (collectively "Security Instruments").

Tenant represents and warrants to Purchaser and Lender the following and Tenant acknowledges that Lender and Purchaser in making the aforementioned purchase, or mortgage/loan to Purchaser, will be relying upon such representations, warranties and covenants:

     a. the Lease is in full force and effect and has not been modified., altered or amended except as shown on Schedule A attached hereto, is binding upon, and enforceable against Tenant in accordance with its terms, and will not be modified, altered, or amended without the prior written consent of Purchaser/Lender;

     b. there are no offsets or credits against rentals, nor have rentals been prepaid except as provided by the terms of the Lease;

     c.   the rentals due and payable under the Lease have begun to accrue;

     d.   there is no event of default under the Lease;

     e.   all rentals due under the Lease are currently paid to Landlord;

     f. the lease term expires on ________________, subject to renewals as contained in the Lease;

     g. the current minimum fixed monthly rentals (exclusive of contributions for insurance, taxes or common area maintenance, percentage rent and state sales tax) are $_____________ and are payable monthly in advance under the Lease;

     h. Tenant has no notice of the execution of any prior assignment, hypothecation or pledge of rents or the Lease except to SouthTrust Bank;

     i. there are no actions, either voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States, or under the bankruptcy laws of any state;

     j. to the best of Tenant's knowledge and belief, there is no event of default under the Lease, and Landlord (or Landlord's predecessor in interest) has performed all obligations of Landlord under the Lease (including payment of any finish-out or moving allowances provided in the Lease);

     k.   no rentals are currently past due under the Lease;

     l. the Tenant has not and will not engage in any activity that would involve the use of the demised premises for the storage, use or disposal of any hazardous substances or any other substance which could pose a hazard to the health or safety of persons at the demised premises or in and around the demised premises; and

     m. upon notice from Lender, Tenant will make payments of rents due with respect to the Lease directly to Lender.

The Lease shall at all times be subject and subordinate in all respects to the Security Instruments and to all renewals, modifications and extension thereof, subject to the terms and conditions of this Agreement.

Tenant shall give prompt written notice to Lender of all defaults by Landlord of those obligations under the Lease which are of such a nature as to give Tenant a right to terminate the Lease, to reduce rent, or to credit of offset any amounts against future rents, and Lender shall have a reasonable opportunity (but shall not be required) to cure the same.

So long as Tenant is not in default in the payment of rent, additional rent or other charges or conditions of the Lease, Tenant shall not be disturbed by Lender in Tenant's possession, enjoyment, use and occupancy of the Premises during the original or any renewal term of the Lease or any extension or modification thereof.

No person or entity who exercises a right under the Security Instruments to receive the rents payable by Tenant under the Lease shall thereby become obligated to Tenant for the performance of any of the terms, covenants, conditions and agreements of Landlord under the Lease. Tenant agrees that Tenant shall make the payments to be made by Tenant under the Lease to such person or entity upon receipt of written notice of the exercise of such rights, and Tenant agrees not to prepay any sums payable by Tenant under the Lease. Such receipt of rent by any other party shall not relieve Landlord of its obligations under the Lease, and Tenant shall continue to look to Landlord only for performance thereof.

If the interest of Landlord shall be acquired by Lender by reason of foreclosure of its mortgage or other proceedings brought to enforce the rights of the holder thereof, by deed in lieu of foreclosure or by any other method, and Lender succeeds to the interest of Landlord under the Lease, the Lease shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the terms of the Lease. Lender agrees to promptly furnish Tenant with appropriate evidence of Lender's acquisition of Landlord's interest in the Lease. Tenant shall thereupon be bound to Lender under all the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, and any extensions or renewals thereof which may be affected in accordance with any option therefor contained in the Lease, with the same force and effect as if Lender were the landlord under the Lease. Tenant does hereby attorn to Lender as its landlord, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon Lender's succeeding to the interest of Landlord under the Lease and providing Tenant with evidence of same, and Tenant hereby agrees that, except as provided in Section 7(b) below, Lender shall not be responsible for or be liable in any way for any default under the Lease occurring prior to the time Lender obtains title to the estate owned by Landlord and is entitled to actual unrestricted possession of the Premises.

In addition to and not in lieu of all the provisions herein, Lender shall not in any way or to any extent be:

     a.   liable for any act or omission of any landlord (including Landlord);
or

     b. subject to any offsets or defenses which Tenant might have against any prior Landlord (including Landlord) except those which arose out of such landlord's default under the Lease and for which Tenant has notified Lender in writing and given Lender an opportunity to cure as provided herein; or

     c. bound by any rent or additional rent which Tenant might have paid for more than thirty (30) days in advance to any prior landlord (including Landlord); or

     d. bound by any amendment, modification or termination of the Lease made after the date hereof without Lender's consent; or

     e. in any way responsible for any deposit or security which was delivered to Landlord but which was not subsequently delivered to Lender; or

     f. responsible for any obligation to remodel the Premises except as specifically set forth in the Lease.

All notices, demands, or requests, and responses thereto, required or permitted to be given pursuant to this Certificate shall be in writing and shall be deemed to have been properly given or served and shall be deemed effective upon being deposited in the United States mail, postage prepaid and registered or certified with return receipt requested. Any such notice, if given, shall be addressed as follows:

                        --------------------------------
                        --------------------------------
                        --------------------------------
                        Attn:
                              --------------------------

This Certificate shall be binding upon Tenant and its successors and assigns and shall inure to the benefit of and be enforceable by Purchaser [AND LENDER AND EACH OF] its successors, assigns and designees, [INCLUDING, BUT NOT LIMITED TO, ANY PURCHASER AT A FORECLOSURE SALE OR PERSON OR ENTITY RECEIVING A DEED IN LIEU OF FORECLOSURE (WHICH SUCCESSORS, ASSIGNS, DESIGNEES, PURCHASER, PERSON OR ENTITY SHALL BE DEEMED TO BE INCLUDED WITHIN THE TERMS "PURCHASER" AND "LENDER" FOR PURPOSES OF THIS CERTIFICATE). TENANT AGREES IF A LENDER ("OTHER LENDER") OTHER THAN LENDER SHOULD FINANCE ALL OR A PART OF THE PURCHASE OF THE PROPERTY AND OBTAIN A SECURITY INTEREST IN THE PROPERTY, THEN THIS LETTER SHALL EXTEND IN FAVOR OF SUCH OTHER LENDER. TENANT ALSO AGREES THAT IF A PURCHASER (THE "OTHER PURCHASER") OTHER THAN PURCHASER, SHOULD ACQUIRE THE PROPERTY, THEN THIS LETTER SHALL EXTEND IN FAVOR OF SUCH OTHER PURCHASER.]

                                    TENANT:
                                           -------------------------------------
                                    a __________________________


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                  EXHIBIT "E-1"
                                  FORM OF SNDA

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of the ______ day ___________, 200_ by and between ______________________________, having an address at
________________________________ ("Lender") and ___________________________,
having an address at ______________________________________________ ("Tenant").

                                    RECITALS:

     A. Tenant is the holder of a leasehold estate in a portion of the property known as ______________________________________, located at
________________________________, as more particularly described on Schedule A (the "Property") under and pursuant to the provisions of a certain lease dated ________________ between ________________________________ or its successor in interest, _________________________________________________, ("Landlord") and
Tenant or its predecessor in interest, as tenant (as amended through the date hereof, the "Lease");

     B. The Property is or is to be encumbered by one or more mortgages, deeds of trust, deeds to secure debt or similar security agreements (collectively, the "Security Instrument") from Landlord, or its successor in interest, in favor of Lender; and

     C. Tenant has agreed to subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

                                   AGREEMENT:

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     1. SUBORDINATION. The Lease shall be subject and subordinate in all respects to the lien and terms of the Security Instrument, to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements and extensions thereof.

     2. NONDISTURBANCE. So long as Tenant pays all rents and other charges as specified in the Lease and is not otherwise in default (beyond applicable notice and cure periods) of any of its obligations and covenants pursuant to the Lease, Lender agrees for itself and its successors in interest and for any other person acquiring title to the Property through a foreclosure (an "Acquiring Party"), that Tenant's possession of the premises as described in the Lease will not be disturbed during the term of the Lease, as said term may be extended pursuant to the terms of the Lease or as said premises may be expanded as specified in the Lease, by reason of a foreclosure. For purposes of this agreement, a "foreclosure" shall include (but not be limited to) a sheriff's or trustee's sale under the power of sale contained in the Security Instrument, the termination of any superior lease of the Property and any other transfer of the Landlord's interest in the Property under peril of foreclosure, including, without limitation to the generality of the foregoing, an assignment or sale in lieu of foreclosure.

     3. ATTORNMENT. Tenant agrees to attorn to, accept and recognize any Acquiring Party as the landlord under the Lease pursuant to the provisions expressly set forth therein for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the Lease. The foregoing provision shall he self-operative and shall not require the execution of any further instrument or agreement by Tenant as a condition to its effectiveness. Tenant agrees, however, to execute and deliver, at any time and from time to time, upon the request of the Lender or any Acquiring Party any reasonable instrument which may be necessary or appropriate to evidence such attornment.

     4. NO LIABILITY. Notwithstanding anything to the contrary contained herein or in the Lease, it is specifically understood and agreed that neither the Lender, any receiver nor any Acquiring Party shall be;

          (a) liable for any act, omission, negligence or default of any prior landlord (other than to cure defaults of a continuing nature with respect to the maintenance or repair of the demised premises or the Property); provided, however, that any Acquiring Party shall be liable and responsible for the performance of all covenants and obligations of landlord under the Lease accruing from and after the date that it takes title to the Property; or

          (b) except as set forth in (a), above, liable for any failure of any prior landlord to construct any improvements;

          (c) subject to any offsets, credits, claims or defenses which Tenant might have against any prior landlord; or

          (d) bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord; or

          (e) be liable to Tenant hereunder or under the terms of the Lease beyond its interest in the Property.

          (f) liable or responsible for or with respect to the retention, application and or/return to the Tenant of any security deposit paid to Borrower or any prior Landlord, unless and until Lender or such Acquiring Party has actually received for its own account as landlord the full amount of such security deposit.

     Notwithstanding the foregoing, Tenant reserves its rights to any and all claims or causes of action against such prior landlord for prior losses or damages and against the successor landlord for all losses or damages arising from and after the date that such successor landlord takes title to the Property.

     5. RENT. Tenant has notice that the Lease and the rents and all other sums due thereunder have been assigned to Lender as security for the loan secured by the Security Instrument. In the event Lender notifies Tenant of the occurrence of a default under the Security Instrument and demands that Tenant pay its rents and all other sums due or to become due under the Lease directly to Lender, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Lender or as otherwise authorized in writing by Lender. Landlord hereby irrevocably authorizes Tenant to make the foregoing payments to Lender upon such notice and demand.

     6. LENDER TO RECEIVE NOTICES. Tenant shall notify Lender of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof shall be effective unless Lender shall have received notice of default giving rise to such cancellation and shall have failed within sixty (60) days after receipt of such notice to cure such default, or if such default cannot be cured within sixty (60) days, shall have failed within sixty (60) days after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default.

     7. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth above, and:

               if to Tenant, to
               the attention of:
                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

               and

               if to Lender:
               to the attention of:
                                    -------------------------------

                                    -------------------------------

                                    -------------------------------

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Paragraph 6, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     8. SUCCESSORS. The obligations and rights of the parties pursuant to this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties. In addition, Tenant acknowledges that all references herein to Landlord shall mean the owner of the landlord's interest in the Lease, even if said owner shall be different than the Landlord named in the Recitals.

     9. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

                                    LENDER:

                                    ---------------------------

                                    By:
                                        ----------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                              Authorized Signatory


                                    TENANT:

                                    --------------------------------------------
                                    By:
                                       -----------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                              ----------------------------------

                                    The undersigned as the Landlord named in the Recitals or as successor thereto hereby accepts and agrees to be bound by the provisions of Paragraph 5 hereof.

                                  EXHIBIT "E-2"
                              FORM OF REA ESTOPPEL

TO: Inland Real Estate Acquisitions, Inc., its lenders, successors and assigns Inland _____________________________, L.L.C., its lenders, successors and assigns
     2901 Butterfield Road
     Oak Brook, Illinois 60523

RE: Reciprocal Easement Agreement dated as of _________________________, and recorded at __________________________________________________ (the "REA")

Ladies and Gentlemen:

     The following statements are made with the knowledge that Inland Real Estate Acquisitions, Inc. and Inland ___________________________________,
L.L.C., and their respective successors and assigns (individually and collectively, as applicable, "Purchaser"), and their respective lenders and/or investors, are relying on them in connection with the acquisition and financing of the certain property encumbered by the REA by Purchaser and Purchaser and its respective lenders, successors, assigns and successor owners of such property may rely on such statements for that purpose.

     The undersigned hereby certifies, represents, warrants, covenants and agrees as follows:

     1. The undersigned is a party to (or owns certain property benefited and/or burdened by) the REA.

     2. There have been no amendments, modifications, revisions or supplements to the REA except as stated above.

     3.   The REA is in good standing and in full force and effect.

     4. No parties to the REA (or properties benefited and/or burdened by the REA) are in default under the REA beyond any applicable cure period, and no event has occurred which, with the giving of notice or passage of time, or both, could result in such default.

     5. As of the date of this estoppel certificate, there is no dispute or litigation between or among any of the parties to the REA or properties benefited and/or burdened by the REA.

     6. All work that may be required to be performed by the current owner of the Property under the terms of the REA has been satisfactorily completed.

     7.   [state here any required disclosures regarding REA contributions]

EXECUTED as of the ______ day of ________________, 200_.

[REA party]


By:
      ---------------------------------
Name:
      ---------------------------------
Its:
    -----------------------------------

                                  EXHIBIT "E-3"
                          FORM OF GROUND LEASE ESTOPPEL

TO: Inland Real Estate Acquisitions, Inc., and its lenders, and their respective successors and/or assigns
     2901 Butterfield Road
     Oak Brook, Illinois 60523

     Inland _____________________________, L.L.C., and its lenders, and their respective successors and/or assigns
     2901 Butterfield Road
     Oak Brook, Illinois 60523

RE: Ground Lease Agreement ("Ground Lease") dated the 31st day of January, 2002, by and between International Place Associates III, Ltd. ("Ground Lessor") and IPSC Associates, L.L.C. ("Ground Lessee") demising that certain real estate legally described on Exhibit A attached hereto and located at the southeast corner of the intersection of NW 107th Avenue and NW 19th Street in Miami, Florida ("Property")

Ladies and Gentlemen:

     The following statements are made with the knowledge that Inland Real Estate Acquisitions, Inc., an Illinois corporation, and Inland _____________________________, L.L.C., a Delaware limited liability company, and their respective successors and assigns (individually and collectively, as applicable, "Purchaser"), and their respective lenders and/or investors are relying on them in connection with the acquisition and financing by Purchaser of the Leasehold Estate ("Leasehold Estate") created by the Ground Lease and, in connection therewith, the assignment of the Ground Lease to Purchaser. Accordingly, Purchaser and its respective lenders, successors, assigns and successor owners of the Leasehold Estate may rely on such statements for that purpose.

     The undersigned Ground Lessor hereby certifies, represents, warrants, covenants and agrees as follows:

     1. Ground Lessor is the lessor under the Ground Lease with Ground Lessee. The Ground Lease demises to Ground Lessee the exclusive use of the Property. The initial term of the Ground Lease commenced on or about January 31, 2002 and will expire on June 30, 2066. There have been no amendments, modifications, revisions or supplements to the Ground Lease, and there are no other agreements of any kind between Ground Lessor and Ground Lessee regarding the Property and the Leasehold Estate. Ground Lessor has not assigned or transferred its right, title and interest in, to and under the Ground Lease or the Property.

     2. The Ground Lease has been duly authorized and executed by Ground Lessor, is binding upon and enforceable against Ground Lessor, and is in good standing and in full force and effect. Attached is a true, correct and complete copy of the Ground Lease.

     3. Ground Lessor hereby consents to the assignment of Ground Lessee's interest in, to and under the Ground Lease to Purchaser. Ground Lessor, for itself, its successors and assigns, hereby confirms that (a) it has no right to consent to or approve of, or to require any third party to consent to or approve of, the renovation, remodeling, rebuilding, maintenance and repair of any of the improvements and other structures located upon the Property, and (b) until the expiration or earlier termination of the Ground Lease, Ground Lessor has no right, title or interest in or to any improvements or other structures located on the Property.

     4. Ground Lessee is currently obligated to pay rent under the Lease in the annual amount of ____________________________ Dollars ($__________), payable monthly on the first day of each calendar month. All rent has been paid under the Ground Lease through ________________________. No rent under the Lease has been paid more than (1) month in advance, and no other sums have been deposited with Ground Lessor as security under the Ground Lease. Ground Lessor has no claims or defenses to the enforcement of the Ground Lease by Ground Lessee. Ground Lessor has not rebated, reduced or waived any amounts due from Ground Lessee under the Ground Lease.

     5. Neither Ground Lessor nor Ground Lessee is in default under the Ground Lease beyond any applicable cure period and no event has occurred which, with the giving of notice or passage of time, or both, could result in such default. As of the date of this estoppel certificate, there is no dispute between Ground Lessor and Ground Lessee, and there is no litigation between Ground Lessor and Ground Lessee with respect to the Ground Lease or the Property. Ground Lessor has not received any notice of any present violation of any federal, state, county or municipal laws, regulations, ordinances, order or directives relating to use, operation or condition of the Property. The Property is assessed as a separate parcel for real estate tax purposes.

     6. All obligations and conditions under the Ground Lease to be performed to date by Ground Lessor and Ground Lessee have been satisfied, free of defenses and set-offs, including all construction work at the Property.

     7. If so requested by Purchaser, Ground Lessor shall send to any lender of Purchaser copies of all notices sent by Ground Lessor under and pursuant to the Ground Lease.

     8. Ground Lessor has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of Ground Lessee's interest in the Ground Lease. Ground Lessor has not (a) applied for the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of the Property, (b) admitted in writing its inability to pay its debts as they become due, (c) made a general assignment for the benefit of its creditors, (d) filed a voluntary petition or commenced a voluntary case or proceeding under the Federal Bankruptcy Code, (e) been adjudicated a bankrupt or insolvent, (f) filed a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, (g) received any notice of any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code, or (h) taken any corporate, partnership, limited liability company or other action for the purpose of effecting any of the foregoing.

                        [SIGANTURE ON FOLLOWING PAGE]

EXECUTED as of the ______ day of _______________, 2004,

GROUND LESSOR:

---------------------------------------


By:
        ---------------------------------
Name:
        ---------------------------------
Title:
        ----------------------------------

                                   EXHIBIT "F"
                     ANCHOR LEASES AND ANCHOR TENANT SPACES

                             BED BATH & BEYOND PLAZA

STARBUCKS CORPORATION d/b/a STARBUCKS
10690 N.W. 19th Street
10/8/03 Commercial Lease

VITAFOODS ENTERPRISES, INC. d/b/a FUDDRUCKERS
10680 N.W. 19th Street
06/24/03 Shopping Center Lease
12/02/03 First Amendment to Shopping Center Lease

SPRINT SPECTRUM REALTY COMPANY d/b/a SPRINT PCS
10670 N.W. 19th Street
08/31/01 Retail Lease
06/01/02 Assignment and Assumption of Lease
09/20/02 First Amendment to Retail Lease
10/01/03 Second Amendment to Retail Lease

PARTY CITY OF MIAMI (DORAL), INC. d/b/a PARTY CITY
10650 N.W. 19th Street
09/12/02 Shopping Center Lease
09/12/02 Limited Guaranty
09/30/03 First Amendment to Shopping Center Lease

BED BATH & BEYOND INC. d/b/a BED BATH & BEYOND
10640 N.W. 19th Street
12/06/02 Lease Agreement

OFFICE DEPOT, INC. d/b/a OFFICE DEPOT
10630 N.W. 19th Street
09/02/03 Lease

SALLY BEAUTY COMPANY, INC. d/b/a SALLY BEAUTY
10612 N.W. 19th Street
03/28/03 Shopping Center Lease

NEW CARGO FURNITURE, INC. d/b/a CARGOKIDS!
10610 N.W. 19th Street
04/10/03 Lease Agreement

PIER 1 IMPORTS (U.S.), INC. d/b/a PIER 1 IMPORTS
10600 N.W. 19th Street
10/22/02 Lease Agreement

                                   EXHIBIT "G"
INCOME ANALYSIS

  TENANT                                  SIZE        RATE           TOTAL            PERCENT
---------------------------------------------------------------------------------------------
Building 1A     Fudruckers - S            6,000   $      27.00    $    162,000           7.82%
Building 1B     StarBucks - S             1,402   $      35.00    $     49,070           2.37%
Building 1C     Quiznos - S               1,320   $      28.85    $     38,082           1.84%
Building 1D     Nails - S                 1,301   $      28.00    $     36,428           1.76%
Building 1E     Local - Vacant - LO       1,339   $      28.00    $     37,492           1.81%
Building 1F     Local - Vacant - LO       1,592   $      27.00    $     42,984           2.08%
Building 1G     Sprint - S                3,600   $      28.50    $    102,600           4.96%
Building 2A     Moes Grill - S            2,400   $      26.00    $     62,400           3.01%
Building 2B     Party City - S           11,000   $      18.00    $    198,000           9.56%
Building 2C     Bed Bath Beyond - S      28,053   $      13.50    $    378,716          18.29%
Building 2D     Office Depot - S         16,175   $      23.32    $    377,201          18.22%
Building 2E     Dentist - S               1,707   $      24.00    $     40,968           1.98%
Building 3A     Pier 1 Imports - S       10,545   $      25.50    $    268,898          12.99%
Building 3B     Cargo Kids - S            4,556   $      26.10    $    118,912           5.74%
Building 3C     Sally Beauty - S          1,368   $      25.00    $     34,200           1.65%
Building 3D     Bo Concept - S            5,100   $      24.00    $    122,400           5.91%

                                 ------------------------------------------------------------
                TOTALS                   97,458                      2,070,350         100.00%

Vacancy - Excludes: Party City, Office   25,685                         42,984 **
Depot, Bed Bath Beyond, Pier 1 and Fudruckers

                EFFECTIVE GROSS                                   $  2,027,366

EXPENSE ANALYSIS
Land Lease                                                        $    400,000
Management Fee                                            4.00%   $     81,095
Vacancy - Locals                          1,592   $       5.00    $      7,960
G & A                                                             $     20,000
Reserves                                 97,458   $       0.15    $     14,619
                                                                  ------------
                TOTAL EXPENSES                                    $    523,673


NET INCOME AVAILABLE FOR DEBT                                     $  1,503,692

LEASING STATUS

                                         SIZE              %           RENT               %
                                        -----------------------------------------------------
Signed Lease   S                         94,527          96.99%      1,989,874          96.11%
Lease Out      LO                         2,931           3.01%         80,476           3.89%
Vacant                                                    0.00%                          0.00%
                                        -----------------------------------------------------
               TOTALS                    97,458         100.00%      2,070,350         100.00%

** This is the vacancy allowance referred to in Section 11.1. of the Agreement.

                                   EXHIBIT "H"

RENT ROLL         758 BED, BATH & BEYOND PLAZA                                       International Place Associates, L.L.C.
---------------------------------------------------------------------------------------------------------------------------
d/b/a            STARBUCKS                              MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 758001       Starbucks Corporation                  Base                               4,089.17                   35.00
Unit ID          10690                                  CAM                                  262.88                    2.25
Status           Active                                 Insurance                             87.63                    0.75
Area             1,402                                  Real Estate Taxes                    175.25                    1.50
Term             10 Years                               Other                                  0.00
Term End         3/31/14                                Sales Tax                            323.05
Options          Three, five year options               Total Due                          4,937.98                   42.27

d/b/a            FUDDRUCKERS                            MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 759003       Vitafoods Enterprises, Inc.            Base                              13,500.00                   27.00
Unit ID          1068O                                  CAM                                  750.00                    1.50
Status           Active                                 Insurance                            375.00                    0.75
Area             6,000                                  Real Estate Taxes                    875.00                    1.75
Term             10 Years                               Other                                  0.00
Term End                                                Sales Tax                          1,085.00
Options          Four, five year option terms           Total Due                         16,585.00                   33.17
                 Automatically exercised

d/b/a            QUIZNO'S CLASSIC SUBS                  MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 761004       CH Restaurant Group, Inc. #2           Base                               3,080.00                   28.00
Unit ID          10678                                  CAM                                  275.00                    2.50
Status           Unoccupied                             Insurance                             55.00                    0.50
Area             1,320                                  Real Estate Taxes                    192.50                    1.75
Term             05 Years                               Other                                  0.00
Term End                                                Sales Tax                            252.18
Options          Two, five year options                 Total Due                          3,854.68                   35.04

d/b/a            VACANT                                 MONTHLY RENTAL CHARGES                                 RATE / SQ FT
753 762001       Vacant                                 Base                                   0.00                    0.00
Unit ID          10676                                  CAM                                    0.00                    0.00
Status           Vacant                                 Insurance                              0.00                    0.00
Area             1,339                                  Real Estate Taxes                      0.00                    0.00
Term                                                    Other                                  0.00
Term End                                                Sales Tax                              0.00
Options          n/a                                    Total Due                              0.00                    0.00

d/b/a            A+ NAILS                               MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 762500       A+ Nails, Inc.                         Base                               3,035.67                   28.00
Unit ID          10674                                  CAM                                  271.04                    2.50
Status           Active                                 Insurance                             54.21                    0.50
Area             1,301                                  Real Estate Taxes                    189.73                    1.75
Term             5 Years                                Other                                  0.00
Term End                                                Sales Tax                            248.55
Options          One, five year option                  Total Due                          3,799.20                   35.04

d/b/a            VACANT                                 MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 763008       Vacant                                 Base                                   0.00                    0.00
Unit ID          10672                                  CAM                                    0.00                    0.00
Status           Vacant                                 Insurance                              0.00                    0.00
Area             1,592                                  Real Estate Taxes                      0.00                    0.00
Term                                                    Other                                  0.00
Term End                                                Sales Tax                              0.00
Options          n/a                                    Total Due                              0.00                    0.00

March 18, 2004                                                       Page 1 of 3

d/b/a            SPRINT PCS                             MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 764003       Sprint Spectrum Realty Company,        Base                               8,602.25                   28.50
                 L.P.
Unit ID          10670                                  CAM                                  679.13                    2.25
Status           Active                                 Insurance                             75.46                    0.25
Area             3,622                                  Real Estate Taxes                    603.67                    2.00
Term             7 Years                                Other                                  0.00
Term End         1/31/11                                Sales Tax                              0.00
Options          Two, five year options                 Total Due                          9,960.51                   33.00

d/b/a            MOE'S SOUTHWEST GRILL                  MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 766000       Moe's International, LLC               Base                               5,200.00                   26.00
Unit ID          10660                                  CAM                                  300.00                    1.50
Status           Active                                 Insurance                            150.00                    0.75
Area             2,400                                  Real Estate Taxes                    360.00                    1.75
Term             10 Years                               Other                                  0.00
Term End                                                Sales Tax                            390.00
Options          Two, five year options                 Total Due                          6,390.00                   31.95

d/b/a            PARTY CITY                             MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 767006       Party City of Miami (Doral), Inc.      Base                              16,395.00                   18.00
Unit ID          10650                                  CAM                                1,821.67                    2.00
Status           Active                                 Insurance                            455.42                    0.50
Area             10,930                                 Real Estate Taxes                  1,821.67                    2.00
Term             10 Years                               Other                                  0.00
Term End         8/31/14                                Sales Tax                          1.435.34
Options          Two, five year options                 Total Due                         21,929.10                   24.08

d/b/a            BED BATH & BEYOND                      MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 769003       Bed Bath & Beyond Inc.                 Base                              31,559.63                   13.50
Unit ID          10640                                  CAM                                3,039.08                    1.30
Status           Active                                 Insurance                              0.00                    0.00
Area             28,053                                 Real Estate Taxes                      0.00                    0.00
Term             15 Years                               Other                                  0.00
Term End                                                Sales Tax                          2,421.91
Options          Four, five year options                Total Due                         37,020.62                   15.84

d/b/a            OFFICE DEPOT                           MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 779000       Office Depot, Inc.                     Base                              31,433.42                   23.32
Unit ID          10630                                  CAM                                2,695.83                    2.00
Status           Unoccupied                             Insurance                          1,010.94                    0.76
Area             16,175                                 Real Estate Taxes                      0.00                    0.00
Term             10 Years                               Other                                  0.00
Term End                                                Sales Tax                          2,459.81
Options          Four, five year options                Total Due                         37,600.00                   27.89

d/b/a            DENTIST                                MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 782008       Doral Dental Partners, Inc.            Base                               3,414.00                    24.00
Unit ID          10620                                  CAM                                  213.38                    1.50
Status           Active                                 Insurance                            106.69                    0.75
Area             1,707                                  Real Estate Taxes                    248.94                    1.75
Term             10 Years                               Other                                  0.00
Term End                                                Sales Tax                            278.81
Options          Two, five year options                 Total Due                          4,261.82                   29.96

March 18, 2004                                                       Page 2 of 3

d/b/a            BO CONCEPT                             MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 786001       Gruppo Sima Corporation                Base                              10,200.00                   24.00
Unit ID          10614                                  CAM                                1,062.50                    2.50
Status           Active                                 Insurance                            212.50                    0.50
Area             5,100                                  Real Estate Taxes                    743.75                    1.75
Term             05 Years                               Other                                  0.00
Term End                                                Sales Tax                            855.31
Options          One, five year option                  Total Due                         13,074.06                   30.76

d/b/a            SALLY BEAUTY #3067                     MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 787007       Sally Beauty Company, Inc.             Base                               2,850.00                   25.00
Unit ID          10612                                  CAM                                  285.00                    2.50
Status           Active                                 Insurance                             57.00                    0.50
Area             1,368                                  Real Estate Taxes                    171.00                    1.50
Term             05 Years                               Other                                  0.00
Term End                                                Sales Tax                            235.41
Options          Two, five year options                 Total Due                          3,598.41                   31.57

d/b/a            CARGOKIDS ?                            MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 789009       New Cargo Furniture, Inc.              Base                               9,909.30                   26.05
Unit ID          10610                                  CAM                                  855.94                    2.25
Status           Unoccupied                             Insurance                              0.00                    0.00
Area             4,565                                  Real Estate Taxes                      0.00                    0.00
Term             10 Years                               Other                                  0.00
Term End                                                Sales Tax                            753.57
Options          Three, five year options               Total Due                         11,518.81                   30.28

d/b/a            PIER 1 IMPORTS                         MONTHLY RENTAL CHARGES                                 RATE / SQ FT
758 792004       Pier 1 Imports (U.S.), Inc.            Base                              22,408.13                   25.41
Unit ID          10600                                  CAM                                1,984.13                    2.25
Status           Active                                 Insurance                              0.00                    0.00
Area             10,582                                 Real Estate Taxes                      0.00                    0.00
Term             10 Years                               Other                                  0.00
Term End         12/31/13                               Sales Tax                          1,707.46
Options          Three, five year options               Total Due                         26,099.72                   29.60

PROPERTY SUMMARY

                 SPACES        AREA                     BASE RENT                        165,676.57
ACTIVE               11        72,465                   CAM                               14,495.58
PROPERTY INFO         1             0                   INSURANCE                          2,639.85
UNOCCUPIED            3        22,060                   REAL ESTATE TAXES                  5,371.51
VACANT                2         2,931                   OTHER                                     0
TOTALS               17        97,456                   SALES TAX                         12,446.40

March 18, 2004                                                       Page 3 of 3

                                   EXHIBIT "I"
                       GENERAL CONTRACTOR RELIANCE LETTER

Inland Real Estate Acquisitions, Inc., and
  Its lenders, successors and assigns (collectively "Inland")
2901 Butterfield Road
Oak Brook, IL 60523

     Re: General Contract dated _________________ ("Contract") by and between _____________________ ("General Contractor") and _____________________
          ("Owner") pertaining to the construction of certain improvements in Miami, Florida, commonly known as Bed Bath & Beyond Plaza (the "Improvements")

     Pursuant to the terms of the Contract, General Contractor is providing warranties to the Owner regarding workmanship and material with respect to the Improvements constructed pursuant thereto. In partial consideration of Owner's execution of the Contract, General Contractor agreed that such warranties are assignable to Owner's purchasers and assigns.

     General Contractor acknowledges and agrees on behalf of itself and all others, including, but not limited to, subcontractors, who by their agreements with General Contractor have agreed to provide labor or materials pursuant to warranties for work performed or materials supplied, as follows:

     1. that the aforementioned warranties are assignable and are being assigned to Inland pursuant to a separate written agreement between Inland and Owner (the "Assignment"), that such assignment is permitted pursuant to the Contract, and General Contractor expressly consents to such assignment;

     2. that Inland would not consummate its acquisition of the Improvements without General Contractor's execution of this letter;

     3. that Inland is relying hereon and the agreements of General Contractor set forth herein, and that Inland is entitled to so rely;

     4. that the Contract is in full force and effect and that Owner has fully performed thereunder, General Contractor has been fully paid as required under the Contract, that the warranties provided for therein have not expired, and that General Contractor has no defense to the enforceability of all warranties provided by it pursuant to the Contract;

     5. that General Contractor will promptly perform all required warranty work with respect to the Improvements for and at the request and direction of Inland without any requirement of direction, consent or acknowledgement by or on behalf of Owner, the same as if requested or directed by Owner, and without any requirement that Inland first proceed to obtain any remedy through or from Owner whether pursuant to the Assignment, or any representation or warranty of Owner set forth in any other agreement between Owner and Inland;

     6. that the Assignment together with this letter agreement creates privity of contract between Inland and General Contractor, and that as a result thereof and General Contractor's execution hereof, Inland is entitled to enforce compliance with the terms of the Contract as they apply to the warranties being assigned by the Assignment, in the same manner and fashion as if Inland were a party to the Contract, all in the place and stead of Owner;

     7. that General Contractor will diligently complete all work not yet completed with respect to warranty claims that arose or have been made prior to the date hereof;

     8. that the Assignment and this letter agreement did not and does not void, invalidate, or cause the expiration or termination of any warranty or any claim made or that may have been made by Owner; and

     9. that all warranties set forth in the Contract remain in full force and effect.


                                         ---------------------------------------
                                         General Contractor

                                         By:
                                                --------------------------------
                                         Its:
                                                --------------------------------
                                         Name:
                                                --------------------------------

                                   EXHIBIT "J"
                             LEASING STATUS SCHEDULE

1.   LEASE FOR 10676 N.W. 15TH STREET

        1       TENANT - YOUNG EYE ASSOCIATES, O.D.P.A.
        2.      SQUARE FOOTAGE - 1320
        3.      USE - OPTICAL STORE FOR SALE OF EYEGLASSES, CONTACTS, ETC.
        4.      TERM - 5 YEARS WITH 5-YEAR OPTION
        5.      GUARANTY - 3 YEARS
        6.      RENT - $28.00 PER SQUARE FOOT FOR FIRST YEAR AND CPI THEREAFTER
        7.      RENTAL COMMITMENT DATE - 120 DAYS AFTER DELIVERY OF PREMISES
        8.      TENANT IMPROVEMENT ALLOWANCE - $26,400 IN LIEU OF "VANILLA
                SHELL".

2.   LEASE FOR 10672 N.W. 15TH STREET

        1.      TENANT - COLD STONE CREAMERY LEASING COMPANY, INC.
        2.      SQUARE FOOTAGE - 1592
        3.      USE - COLD STONE CREAMERY ICE CREAM STORE
        4.      TERM - 5 YEAR WITH 2 5-YEAR OPTIONS
        5.      GUARANTY - YES
        6. RENT - $30.50 PER SQUARE FOOT FOR FIRST YEAR AND 9% EVERY 3 YEARS THEREAFTER
        7.      RENTAL COMMITMENT DATE - 180 DAYS FROM DATE OF LEASE
        8. TENANT IMPROVEMENT ALLOWANCE - $20.00 PER SQUARE FOOT IN LIEU OF "VANILLA SHELL".

                                   EXHIBIT "K"
                         INITIAL DUE DILIGENCE CHECKLIST

A.   FINANCIAL INFORMATION

     1.   Copy of leases and any guarantees

     2.   Current Rent Roll

     3.   Standard Lease Form

     4.   Latest leasing status report

     5. Summary of recent lease transactions including rate and tenant improvement allowances

     6. List of current tenants on percentage rent only or percentage rent in lieu basis

     7.   Year-to-date operating statement

     8.   General ledger statement + Year-to-date statement

     9.   Last three years' bills for:

             a.   Real estate taxes
             b. Statement of current monthly amounts paid by tenants for CAM/tax/insurance plus a year-to-date balance of amounts paid by each tenant

     10.  Receivables status/aging report

     11.  Tenant financial statements in Landlord's possession

     12.  Lease expiration - next three years

          a. Status of expirations, with kick-outs, with respect to renewal possibilities.

     14.  Leasing Plan

B.   EXPENSE INFORMATION

     1.      Utility bills

             a.   Water
             b.   Electric

     2. Copies of all service agreements, contracts or any leases that encumber the property

             a.   Fire/burglar alarm
             b.   Cleaning
             c.   Exterminating
             d.   Landscaping

             e.   Security service
             f.   Towing
             g.   Uniform rental
             h. Any other service contracts or leases not cancelable in 90 days
             i.   Scavenger
             j.   Advertising

     3.      Capital improvements

             a.   Assignable warranties

C.   ENVIRONMENTAL REPORTS

     1.   Phase I

D.   MISCELLANEOUS

     1.   Warranties

     2.   Current tenant contact list

     3.   Certificates of insurance from tenants

     4.   Site plan

     5.   Certificates of Completion for building shells

     6.   Building Plans and Specifications

     8.   Marketing/leasing brochures

     9.   Survey

     10.  Building photographs and aerials

                                   EXHIBIT "L"
                          FINAL DUE DILIGENCE CHECKLIST

1. Updates of any item set forth on the Initial Due Diligence Checklist (the "Initial List") which item by its terms or nature, was prepared as of a specific date when delivered pursuant to the Initial List.

2. Copies of any item set forth in the Initial List which (a) was not in Seller's possession at the time of delivery of items pursuant to the Initial List, but is in Seller's possession on or prior to Closing; or (b) was amended, altered or otherwise materially changed subsequent to delivery pursuant to the Initial List.

                                 EXHIBIT "M"

KPMG LLP
Peat Marwick Plaza
303 E Wacker
Chicago, Illinois 60601

Ladies and Gentlemen:

We are writing you at your request to confirm our understanding that your audit of the Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of ____________________ (the Property) for the year ended December 31, 200_ was made for the purpose of expressing an opinion as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with the accrual basis of accounting. In connection with your audit we confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

1.   We have made available to you:

     a.   All financial records and related data.

     b. All minutes of the meetings of stockholders, directors, and committees of directors, or summaries of actions of recent meetings for which minutes have not yet been prepared.

2.   There have been no:

     a. Instances of fraud involving any member of management or employees who have significant roles in internal control.

     b. Instances of fraud involving others that could have a material effect on the Historical Summary.

     c.   Other instances of fraud perpetrated on or within the Property.

     d. Communications from regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices that could have a material effect on the Historical Summary.

     e. Violations or possible violations of laws or regulations, the effects of which should be considered for disclosure in the Historical Summary or as a basis for recording a loss contingency.

3.   There are no:

     a. Unasserted claims or assessments that our lawyer(s) has (have) advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies.

     b. Material liabilities or gain or loss contingencies that are required to be accrued or disclosed by SFAS No. 5.

     c. Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

     d. Events that have occurred subsequent to the balance sheet date and through the date of this letter that would require adjustment to or disclosure in the Historical Summary.

4. The Property has complied with all aspects of contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

5. All income from operating leases is included as gross income in the Historical Summary. No other forms of revenue are included in the Historical Summary.

Further, we confirm that we are responsible for the fair presentation in the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 200_, in conformity with generally accepted accounting principles.


Sincerely,

                      FIRST AMENDMENT TO PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AGREEMENT is made as of the _______ day of September, 2004 by and between IPSC Associates, L.L.C., a Florida limited liability company ("Seller"), and Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Purchaser").

                                    RECITALS

     A. Purchase and Seller entered into an Agreement to Purchase dated as of March 24, 2004 (the "Purchase Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to purchase Seller's ground lease interest pertaining to the Shopping Center known as Bed Bath & Beyond Plaza, Miami, Florida.

     B. Seller and Purchaser now desire to amend the Purchase Agreement upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREOFORE, in consideration of the mutual covenants and agreements contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. RECITALS. The Recitals set forth herein above are incorporated as if though fully set forth herein.

     2.   AMENDMENTS. The Purchase Agreement is amended as follows:

          a. Article 1.1 Definitions is hereby amended by changing the date in the definition of "Closing Date" from September 1, 2004 to September 24, 2004;

          b.   The "Outside Date" set forth in the last grammatical paragraph of
               Section 8.1 (a) is changed from "September 1, 2004" to "September 24, 2004.

     3. CONFLICTS. Except as set forth herein, the terms of the Purchase Agreement shall remain unchanged. In the event of a conflict between the terms hereof and the terms of the Purchase Agreement, the terms hereof shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

                                SELLER:

                                IPSC ASSOCIATES, L.L.C., a Florida limited liability company

                                By: IPSC Associates, Ltd., a Florida limited
                                    partnership, Manager

                                    By: Newcaster Devcorp, Inc., a Florida
                                        corporation, its general partner

                                        By:    /s/ Elias Vassilaros
                                            ------------------------------------
                                        Name:  ELIAS VASSILAROS
                                              ----------------------------------
                                        Title: EXECUTIVE VICE-PRES.
                                               ---------------------------------


                                PURCHASER:

                                INLAND WESTERN MIAMI 19TH STREET,
                                L.L.C., a Delaware limited liability company

                                By: Inland Western Retail Real Estate Trust,
                                    Inc., a Maryland corporation, it sole member

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

                                SELLER:

                                IPSC ASSOCIATES, L.L.C., a Florida limited liability company

                                By: IPSC Associates, Ltd., a Florida limited
                                    partnership, Manager

                                    By: Newcaster Devcorp, Inc., a Florida
                                        corporation, its general partner

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                PURCHASER:

                                INLAND WESTERN MIAMI 19TH STREET,
                                L.L.C., a Delaware limited liability company

                                BY: Inland Western Retail Real Estate Trust,
                                    Inc., a Maryland corporation, it sole member

                                    By:   /s/ Jason A. Lazarus, Authorized Agent
                                          -------------------------------------
                                    Name: Jason A. Lazarus
                                          -------------------------------------
                                    Title: Acquisition Officer
                                          -------------------------------------

                     SECOND AMENDMENT TO PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AGREEMENT is made as of the 24th day of September, 2004 by and between IPSC Associates, L.L.C., a Florida limited liability company ("Seller"), and Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Purchaser").

                                    RECITALS

     A. Purchase and Seller entered into an Agreement to Purchase dated as of March 24, 2004, as amended (the "Purchase Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to purchase Seller's ground lease interest pertaining to the Shopping Center known as Bed Bath & Beyond Plaza, Miami, Florida.

     B. Seller and Purchaser now desire to amend the Purchase Agreement upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREOFORE, in consideration of the mutual covenants and agreements contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. RECITALS. The Recitals set forth herein above are incorporated as if though fully set forth herein.

     2.   AMENDMENTS. The Purchase Agreement is amended as follows:

          a. Article 1.1 Definitions is hereby amended by changing the date in the definition of "Closing Date" from September 24, 2004 to September 29, 2004;

          b.   The "Outside Date" set forth in the last grammatical paragraph of
               Section 8.1(a) is changed from "September 24, 2004" to "September 29, 2004.

     3. CONFLICTS. Except as set forth herein, the terms of the Purchase Agreement shall remain unchanged. In the event of a conflict between the terms hereof and the terms of the Purchase Agreement, the terms hereof shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

                                SELLER:

                                IPSC ASSOCIATES, L.L.C., a Florida limited liability company

                                By: IPSC Associates, Ltd., a Florida limited
                                    partnership, Manager

                                    By: Newcaster Devcorp, Inc., a Florida
                                        corporation, its general partner

                                        By:    /s/ Elias Vassilaros
                                               ---------------------------------
                                        Name:  ELIAS VASSILAROS
                                               ---------------------------------
                                        Title: EXECUTIVE VICE-PRES.
                                               ---------------------------------


                                PURCHASER:

                                INLAND WESTERN MIAMI 19TH STREET,
                                L.L.C., a Delaware limited liability company

                                By: Inland Western Retail Real Estate Trust,
                                    Inc., a Maryland corporation, it sole member

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

                               SELLER:

                               IPSC ASSOCIATES, L.L.C., a Florida limited liability company

                               By: IPSC Associates, Ltd., a Florida limited
                                   partnership, Manager

                                   By: Newcaster Devcorp, Inc., a Florida
                                       corporation, its general partner

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                               PURCHASER:

                               INLAND WESTERN MIAMI 19TH STREET,
                               L.L.C., a Delaware limited liability company

                               By: Inland Western Retail Real Estate Trust,
                                   Inc., a Maryland corporation, it sole member

                                   By:    /s/ Jason A. Lazarus, Authorized Agent
                                          --------------------------------------
                                   Name:  Jason A. Lazarus
                                          --------------------------------------
                                   Title: Acquisition Officer
                                          --------------------------------------

                      THIRD AMENDMENT TO PURCHASE AGREEMENT

     THIS THIRD AMENDMENT TO PURCHASE AGREEMENT is made as of the 29th day of September, 2004 by and between IPSC Associates, L.L.C., a Florida limited liability company ("Seller"), and Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Purchaser").

                                    RECITALS

     A. Purchase and Seller entered into an Agreement to Purchase dated as of March 24, 2004, as amended (the "Purchase Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to purchase Seller's ground lease interest pertaining to the Shopping Center known as Bed Bath & Beyond Plaza, Miami, Florida.

     B. Seller and Purchaser now desire to amend the Purchase Agreement upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREOFORE, in consideration of the mutual covenants and agreements contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. RECITALS. The Recitals set forth herein above are incorporated as if though fully set forth herein.

     2.   AMENDMENTS. The Purchase Agreement is amended as follows:

          a. Article 1.1 Definitions is hereby amended by changing the date in the definition of "Closing Date" from September 29, 2004 to October 8, 2004;

          b.   The "Outside Date" set forth in the last grammatical paragraph of
               Section 8.l(a) is changed from "September 29, 2004" to "October 8, 2004.

     3. CONFLICTS. Except as set forth herein, the terms of the Purchase Agreement shall remain unchanged. In the event of a conflict between the terms hereof and the terms of the Purchase Agreement, the terms hereof shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first written above.

                               SELLER:

                               IPSC ASSOCIATES, L.L.C., a Florida limited liability company

                               By: IPSC Associates, Ltd., a Florida limited
                                   partnership, Manager

                                   By: Newcaster Devcorp, Inc., a Florida
                                       corporation, its general partner

                                       By:    /s/ Elias Vassilaros
                                              ----------------------------------
                                       Name:  ELIAS VASSILAROS
                                              ----------------------------------
                                       Title: EXECUTIVE VICE-PRES
                                              ----------------------------------

                               PURCHASER:

                               INLAND WESTERN MIAMI 19TH STREET,
                               L.L.C., a Delaware limited liability company

                               By: Inland Western Retail Real Estate Trust,
                                   Inc., a Maryland corporation, it sole member

                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first written above.

                               SELLER:

                               IPSC ASSOCIATES, L.L.C., a Florida limited liability company

                               By: IPSC Associates, Ltd., a Florida limited
                                   partnership, Manager

                                   By: Newcaster Devcorp, Inc., a Florida
                                       corporation, its general partner

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                               PURCHASER:

                               INLAND WESTERN MIAMI 19TH STREET,
                               L.L.C., a Delaware limited liability company

                               By: Inland Western Retail Real Estate Trust,
                                   Inc., a Maryland corporation, it sole member

                                   By:    /s/ Jason A. Lazarus
                                          --------------------------------------
                                   Name:  JASON A. LAZARUS
                                          --------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                                      - 2 -